UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-02064
                                  ----------------------------------------------

                          PAX WORLD BALANCED FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         222 State Street, Portsmouth, NH                         03801-3853
--------------------------------------------------------------------------------
     (Address of principal executive offices)                     (Zip code)

                           Pax World Management Corp.
                   222 State Street, Portsmouth, NH 03801-3853
                   Attn.: Laurence A. Shadek, Thomas W. Grant
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-767-1729
                                                   -----------------------------

Date of fiscal year end:   December 31
                        --------------------------------------------------------

Date of reporting period:  12/31/04
                         -------------------------------------------------------


       Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

       A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1.  Reports to Stockholders.



PAX WORLD
ETHICAL INVESTING

2004 Annual Report

PAX World Balanced Fund

PAX World Growth Fund

PAX World High Yield Fund

31 December 2004

Dear Pax World Shareholders,

The past year was a challenging one on many different fronts, including investments. The economic recovery was varied and choppy. Interest rates rose at a measured pace from historic lows and appear to be headed higher in 2005. The war in Iraq continued unabated. (Although our policy is to avoid investing in war-related companies, our thoughts and prayers are with our brave men and women stationed overseas. We hope for their safe and speedy return home.)

In spite of the bumpy year for stocks, major market indicators such as the Dow Jones Industrial Average and the S&P 500 did manage positive returns, and our funds turned in excellent performances. Our Balanced Fund and Growth Fund were among the most highly ranked by Lipper Analytical Services in their respective categories for the one-year period ended December 31, 2004, based upon total return, with the Balanced Fund in the top 2% and the Growth Fund in the top 1%.* Our thanks to Chris Brown and Paul Gulden, our Balanced and Growth Fund managers, respectively, who will explain in their reports just how they achieved their stellar results. Diane Keefe, the portfolio manager of our High Yield Fund, also had a solid year, as you will see from her report.

In addition to striving to provide you with competitive returns on your Pax World investment, we have also been focusing on our other mission, shareholder advocacy. Anita Green, our head of social research, had a very productive year, which included initiatives involving Avon and Dell, among many others.

At Avon, we co-filed a resolution asking for the annual (rather than staggered) election of all directors. Just three days before the annual meeting, Avon agreed to change its policy. On behalf of Pax World, Diane Keefe attended the meeting and formally withdrew the resolution, offering our congratulations to Avon.

Our dialogue with Dell about electronics recycling resulted in a strong model for monitoring and measuring the reclamation of used computer equipment.

As you may recall, in 2002 Pax World was very active in supporting the Securities and Exchange Commission's (SEC) proposal to require every mutual fund to disclose its proxy votes. The SEC passed that proposal in a 4-1 vote despite strenuous opposition from the mutual fund industry. As a result, all mutual funds were required to begin disclosing their proxy votes by August 31, 2004.

Anita's work in the SRI community was recognized last year by her selection as the recipient of the 2004 SRI Service Award, given annually by First Affirmative Financial Network. Our congratulations to Anita for this wonderful honor!

Our affiliation with Pax World Service/Mercy Corps is a source of continuing pride, as Mercy Corps took a leading role in relief efforts in response to the East Asian tsunami. We are pleased that participating Pax World Balanced Fund shareholders and the Pax World Management Corp. were able to contribute to the extraordinary outpouring of aid to the tsunami victims.

Please remember that our lines of communication are always open to you. We encourage you to continue to send us your questions, comments and suggestions, and we extend our best wishes from our families to your families for a happy and healthy 2005.

Sincerely,

/s/ Laurence A. Shadek                      /s/ Thomas W. Grant

Laurence A. Shadek                          Thomas W. Grant
Chairman                                    President

February 1, 2005

* THE PERFORMANCE RANKINGS TRACKED BY LIPPER ANALYTICAL SERVICES ARE BASED ON TOTAL RETURN. FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2004, THE PAX WORLD BALANCED FUND HAD A TOTAL RETURN OF 13.39%, RANKING IT NUMBER 9 OUT OF 576 BALANCED FUNDS AS TRACKED BY LIPPER. FOR THE THREE-YEAR PERIOD ENDED DECEMBER 31, 2004, THE BALANCED FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF 6.62%, RANKING IT NUMBER 63 OUT OF 446 BALANCED FUNDS TRACKED BY LIPPER. FOR THE FIVE-YEAR PERIOD ENDED DECEMBER 31, 2004, THE BALANCED FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF 3.09%, RANKING IT NUMBER 127 OUT OF 368 BALANCED FUNDS TRACKED BY LIPPER. FOR THE 10-YEAR PERIOD ENDED DECEMBER 31, 2004, THE BALANCED FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF 11.74%, RANKING IT NUMBER 13 OUT OF 162 BALANCED FUNDS TRACKED BY LIPPER. FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2004, THE PAX WORLD GROWTH FUND HAD A TOTAL RETURN OF 22.04%, RANKING IT NUMBER 4 OUT OF 418 MULTI-CAP GROWTH FUNDS AS TRACKED BY LIPPER. FOR THE THREE-YEAR PERIOD ENDED DECEMBER 31, 2004, THE GROWTH FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF 9.02%, RANKING IT NUMBER 18 OUT OF 343 MULTI-CAP GROWTH FUNDS TRACKED BY LIPPER. FOR THE FIVE-YEAR PERIOD ENDED DECEMBER 31, 2004, THE GROWTH FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF -3.48%, RANKING IT NUMBER 61 OUT OF 223 MULTI-CAP GROWTH FUNDS TRACKED BY LIPPER. THE GROWTH FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE 1-, 3-, AND 5-YEAR PERIODS ENDED DECEMBER 31, 2004; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THESE EXPENSES NOT BEEN ASSUMED.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE DATA MAY BE LOWER OR HIGHER THAN THAT QUOTED. FOR MOST RECENT MONTH-END PERFORMANCE DATA, VISIT WWW.PAXWORLD.COM OR CALL 800-767-1729.

Dear Pax World Shareholders,

At Pax World, we screen companies not only for their investment potential but also through standards of social responsibility. We avoid companies engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of tobacco, liquor, and/or gambling products. Instead, we look for companies that provide goods and services that improve the quality of life, focusing on areas such as health care, housing, technology, pollution control, utilities, and education. Pax World also goes beyond screening to challenge companies to reach for a higher "bottom line." We talk with corporate management about issues of concern, vote shareholder proxies in accordance with our policies, and, when necessary, initiate or support shareholder resolutions at annual stockholder meetings.

In keeping with our mission of shareholder activism, we are addressing the issue of carbon emissions, which we continue to believe are a threat to our environment, in three ways.

First, Pax World Management Corp. became the first U.S. investment adviser to a socially responsible mutual fund to join the Chicago Climate Exchange (CCX). The CCX is a self-regulatory exchange for trading greenhouse gas emissions allowances and offsets. As an associate member of CCX, we will purchase Carbon Financial Instruments (CFIs) equal to our indirect greenhouse gas emissions, and retire them immediately, thereby removing them from the program. With fewer CFIs available for purchase, there will be more competition to acquire them. This in turn could prompt other, large emitters to reduce their greenhouse gas emissions rather than purchase additional CFIs. By going "carbon neutral" Pax World is offsetting our contribution to global warming, which is mostly due to employee travel and office energy usage. For more information about the Chicago Climate Exchange, visit their website at www.chicagoclimatex.com.

Additionally, in early 2004 we began participating in a series of dialogues with electric power companies regarding emissions of carbon, mercury, and other pollutants. This dialogue is sponsored by the Coalition for Environmentally Responsible Economies (CERES). The first round of talks resulted in a white paper called "Electric Power, Investors, and Climate Change: A Call to Action." The paper, which can be found at www.ceres.org, presents several specific recommendations for government and private sector actions that could create the right financial signals for electric companies to take positive action on climate change. The second round of dialogue, which is now underway, will build upon the conclusions and recommendations of the first, and should conclude in early 2005.

Finally, for the second straight year, we endorsed the Carbon Disclosure Project
(CDP), which administers the world's largest institutional investor collaboration on the business implications of climate change. CDP facilitates an efficient process whereby many institutional investors collectively sign a single global request for disclosure of information on Greenhouse Gas Emissions. CDP then sends this request to the 500 largest companies in the world. Currently, 300 companies report their emissions through www.cdproject.net.

In August, it was with great pride that we filed our first Form N-PX, which is the annual report of a mutual fund's proxy voting record, with the Securities and Exchange Commission. This filing was the last step in a process we began in 2002, when we began to push for all mutual funds to disclose their proxy votes. Quite simply, we felt that you, the shareholders, have a right to know how your mutual funds are voting on key corporate proxy resolutions, including such issues as the environment, worker rights, gender discrimination, sweatshops and excessive CEO compensation. We see this as a major step forward for good corporate governance, and a mandate for mutual funds to place their responsibility to investors ahead of the interests of the companies in their portfolios.

As 2004 drew to a close, we began to see a spate of articles that questioned the effectiveness of social investing. Perhaps you have seen them, too. History shows that as new industries grow, it is very common to encounter skepticism from those who believe in the old way of doing business. For example, consider the reluctance to embrace CDs over LP records, or the slow growth of the hybrid automobile, despite its better fuel efficiency and the huge consumer demand. Socially responsible investing seems to be encountering the same type of skepticism, which only strengthens our conviction that we are on the right track. Thank you for joining us on this journey.

Sincerely,

/s/ Anita Green

Anita Green
Vice President of Social Research

February 1, 2005

                                                               Table of Contents

                                TABLE OF CONTENTS

Chairman and President's Letter.......................................1
Social Research Vice President's Letter...............................3

PAXWORLD BALANCED FUND, INC.
      Portfolio Manager's Comments....................................6
      Portfolio Highlights............................................8
      Shareholder Expense Examples...................................19
      Schedule of Investments........................................21
      Statement of Assets and Liabilities............................40
      Statement of Operations........................................42
      Statement of Changes in Net Assets.............................43
      Statements of Changes - Capital Stock Activity.................45
      Financial Highlights...........................................46

PAXWORLD GROWTH FUND, INC.
      Portfolio Manager's Comments...................................10
      Portfolio Highlights...........................................11
      Shareholder Expense Examples...................................19
      Schedule of Investments........................................31
      Statement of Assets and Liabilities............................40
      Statement of Operations........................................42
      Statement of Changes in Net Assets.............................44
      Statements of Changes - Capital Stock Activity.................45
      Financial Highlights ..........................................47

PAXWORLD HIGH YIELD FUND, INC.
      Portfolio Manager's Comments...................................13
      Portfolio Highlights...........................................15
      Shareholder Expense Examples...................................19
      Schedule of Investments........................................33
      Statement of Assets and Liabilities............................40
      Statement of Operations........................................42
      Statement of Changes in Net Assets.............................44
      Statements of Changes - Capital Stock Activity.................45
      Financial Highlights - Individual Investor Class...............48
      Financial Highlights - Institutional Class.....................49

Notes to Financial Statements........................................50

Report of Ernst & Young LLP, Independent
      Registered Public Accounting Firm..............................70

                                                    Portfolio Manager's Comments
                                                               December 31, 2004

PAXWORLD BALANCED FUND, INC.

                              CHRISTOPHER H. BROWN
                                PORTFOLIO MANAGER

Q.   HOW DID THE PAX WORLD BALANCED FUND PERFORM DURING 2004?

A. 2004 was a good year for the Balanced Fund. For the one-year period ended December 31, 2004, the Fund ranked number 9 out of 576 balanced funds as tracked by Lipper Analytical Services for that period, based upon total return. The Fund provided a one-year total return of 13.39% vs. 8.99% for the Lipper Balanced Fund Index for the same period. This also compares with one-year total returns of 10.88% for the S&P 500 Index, 4.34% for the Lehman Brothers US Aggregate Bond Index, and 8.29% for the 60% S&P 500 Index/40% Lehman Brothers US Aggregate Bond Index blend for the same period.

     THE PERFORMANCE RANKINGS TRACKED BY LIPPER ARE BASED ON TOTAL RETURN. FOR THE 5-YEAR PERIOD ENDED DECEMBER 31, 2004, THE PAX WORLD BALANCED FUND RANKED 127 OUT OF 368 BALANCED FUNDS TRACKED BY LIPPER FOR THAT PERIOD. FOR THE 10-YEAR PERIOD ENDED DECEMBER 31, 2004, THE PAX WORLD BALANCED FUND RANKED 13 OUT OF 162 BALANCED FUNDS TRACKED BY LIPPER FOR THAT PERIOD.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD BALANCED FUND DURING 2004?

A. Asset allocation was a very large influence on performance. Early in 2004, the Fund made a conscious decision to overweight equities vs. bonds. By the end of the year, the Fund's allocation was 70.8% stocks and 25.8% bonds. As stated above, stocks outperformed bonds and proved to be a big factor in the Fund's performance.

     Two other significant performance factors were sector allocation and individual stock selection. The Fund was overweight in materials, consumer discretionary and utilities, which were all outperforming sectors, while being underweight in the lagging information technology sector. On the stock selection front, the Fund's picks in the health care and telecommunication sectors outperformed their respective sectors.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD BALANCED FUND DURING 2004?

A. Early in the year, the Fund added to positions that reflected our views of a growing economy. Stocks we bought include CEMEX (materials), PENTAIR (industrials) and ARACRUZ (materials). As the year progressed, we started positions in particular sectors and securities that we thought would outperform. Purchases here include CHECK POINT SOFTWARE TECHNOLOGIES (information technology), SECURE COMPUTING

                                                               December 31, 2004


     PAXWORLD BALANCED FUND, INC.



     (information technology), ST. JOE COMPANY (real estate), EMC (information technology), and BP (energy).

     On the selling side, the Fund sold various positions throughout the year that we felt would not perform well in this economy. Stocks we sold include: APPLIED MATERIALS, BED BATH AND BEYOND, BOB EVANS, WASHINGTON FEDERAL, and EW SCRIPPS COMPANY.

     There were also some stocks that the Fund sold for social screening issues. These include: FLUOR, THERMO ELECTRON, CNF, and INTERSIL.

     And finally, on the fixed income side, the Fund followed through on its strategy of increasing exposure to the mortgage market by purchasing high quality MORTGAGE BACKED SECURITIES.

                                                            Portfolio Highlights
                                                               December 31, 2004

PAXWORLD BALANCED FUND, INC.

KEY STATISTICS

Change in NAV ($20.68 to $23.22)...........................................$2.54
Change in Total Net Assets ($1,224 to $1,462 million)...............$238 million
Distributions to Shareholders (per share)................................$0.2177
1 Year Total Return     ..................................................13.39%
3 Year Average Total Return(1) ............................................6.62%
5 Year Average Total Return(1) ............................................3.09%
10 Year Average Total Return(1)  .........................................11.74%

TEN LARGEST HOLDINGS(2)
                                                                      PERCENT OF
COMPANY                                                               NET ASSETS

EMC Corp...................................................................1.98%
Amgen, Inc.................................................................1.76%
America Movil SA ADR.......................................................1.70%
Caremark Rx, Inc...........................................................1.62%
Starbucks Corp.............................................................1.60%
Dell Inc...................................................................1.59%
Staples, Inc. .............................................................1.50%
Cemex SA ADR...............................................................1.49%
Apache Corp. ..............................................................1.47%
Fisher Scientific International, Inc. ...................................  1.43%
                                                                         -------

Total.....................................................................16.14%

ASSET ALLOCATION (pie chart)

US Stocks 59%
US Bonds 26%
Foreign Stocks & Bonds 12%
Cash & Equivalents 3%

SECTOR DIVERSIFICATION

U.S. Government Agency Bonds........16%    Financials.........................6%
Information Technology..............15%    Materials..........................5%
Health Care.........................13%    Industrials........................4%
Consumer Discretionary...............8%    Mortgage-Backed Bonds..............4%
Consumer Staples.....................7%    Cash & Equivalents.................3%
Energy...............................7%    Telecommunication Services.........3%
Corporate Bonds......................6%    Utilities..........................3%

                                                               December 31, 2004

PAXWORLD BALANCED FUND, INC.

                TEN YEAR ANNUAL TOTAL RETURN - HISTORICAL (chart)

                                                 60% S&P 500
                                                  INDEX/40%
               PAX WORLD                       LEHMAN BROTHERS        LIPPER
               BALANCED         S&P 500        AGGREGATE BOND        BALANCED
             FUND, INC.(1)       INDEX           INDEX BLEND       FUND INDEX(3)

1994            $10,000         $10,000            $10,000            $10,000
1995            $12,919         $13,758            $12,967            $12,459
1996            $14,257         $16,917            $14,908            $14,080
1997            $17,839         $22,560            $18,429            $16,903
1998            $22,231         $29,008            $22,296            $19,454
1999            $26,061         $35,111            $24,971            $21,201
2000            $27,536         $31,916            $24,724            $21,707
2001            $25,033         $28,121            $23,805            $21,004
2002            $22,815         $21,907            $21,467            $18,759
2003            $26,755         $28,192            $25,434            $22,499
2004            $30,338         $31,259            $27,542            $24,522

              Growth of a $10,000 investment, compounded annually.

AVERAGE TOTAL RETURNS - PERIODS ENDED DECEMBER 31, 2004

                                                 1 YEAR    5 YEARS      10 YEARS

Balanced Fund(1)                                 13.39%      3.09%        11.74%
S&P 500 Index                                    10.88%     -2.30%        12.07%
60% S&P 500 Index/40% Lehman
    Brothers Aggregate Bond Index Blend           8.29%      1.98%        10.66%
Lipper Balanced Fund Index(3)                     8.99%      2.95%         9.44%

(1) THE FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE PERIOD; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THESE EXPENSES NOT BEEN ASSUMED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THESE FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR MORE RECENT MONTH-END PERFORMANCE DATA, PLEASE VISIT WWW.PAXWORLD.COM OR CALL 800-767-1729.

(2) TEN LARGEST HOLDINGS DO NOT INCLUDE MONEY MARKET SECURITIES, CERTIFICATES OF DEPOSIT OR CASH AND EQUIVALENTS, IF APPLICABLE.

(3) THE LIPPER BALANCED FUND INDEX IS COMPRISED OF BALANCED FUNDS SELECTED BY LIPPER ANALYTICAL SERVICES, INC. AND IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT DIRECTLY INVEST.

                                                    Portfolio Manager's Comments
                                                               December 31, 2004


PAXWORLD GROWTH FUND, INC.

                               PAUL I. GULDEN, JR.
                                PORTFOLIO MANAGER

Q.   HOW DID THE PAX WORLD GROWTH FUND PERFORM IN 2004?

A. We believe the Growth Fund had an excellent year. The Fund had a total return of 22.04% for the one-year period ended December 31, 2004. This compared to total returns of 10.88% for the S&P 500 Index and 11.26% for the Lipper Multi-Cap Growth Fund Index for the same one-year period. The Fund ranked number 4 out of 418 multi-cap growth funds tracked by Lipper Analytical Services for the one-year period ended December 31, 2004, based on total return.

     THE PERFORMANCE RANKINGS TRACKED BY LIPPER ARE BASED ON TOTAL RETURN. FOR THE 3-YEAR PERIOD ENDED DECEMBER 31, 2004, THE PAX WORLD GROWTH FUND RANKED NUMBER 18 OUT OF 343 MULTI-CAP GROWTH FUNDS TRACKED BY LIPPER FOR THAT PERIOD. FOR THE 5-YEAR PERIOD ENDED DECEMBER 31, 2004, THE PAX WORLD GROWTH FUND RANKED NUMBER 61 OUT OF 223 MULTI-CAP GROWTH FUNDS TRACKED BY LIPPER FOR THAT PERIOD. THE FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE 1-, 3-, AND 5-YEAR PERIODS ENDED DECEMBER 31, 2004; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THESE EXPENSES NOT BEEN ASSUMED.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD GROWTH FUND DURING 2004?

A. Clearly the direction of the market was the most important factor. We recognized early on that 2004 would be a good year for the market and as a result were close to fully invested in an attractive environment for stocks. Also important was the superior performance by the mid- to small-cap companies where most of our portfolio was invested. The Fund had substantial holdings in the technology sector and in specialty retailers, both of which did very well during 2004.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD GROWTH FUND DURING 2004?

A. During the year, we built up our holdings in energy. Either new or increased positions were established in BAKER HUGHES, CHESAPEAKE ENERGY, and QUESTAR. We also increased our holdings in the healthcare field with C.R. BARD and AMERICAN HEALTHWAYS.

     Some of our technology positions had to be reduced as they had become too large through price appreciation. YAHOO and EBAY are two examples. AMAZON was eliminated entirely as a result of earnings not meeting expectations.

                                                            Portfolio Highlights
                                                               December 31, 2004

PAXWORLD GROWTH FUND, INC.

KEY STATISTICS

Change in NAV ($9.80 to $11.96)............................................$2.16
Change in Total Net Assets ($40.61 to $64.86 million).............$24.25 million
1 Year Total Return(1) ...................................................22.04%
3 Year Average Total Return(1) ............................................9.02%
5 Year Average Total Return(1) ...........................................-3.48%
6-11-97 to 12-31-04 Average Total Return1 .................................2.40%

TEN LARGEST HOLDINGS(2)

                                                                      PERCENT OF
COMPANY                                                               NET ASSETS

Autodesk, Inc. ............................................................7.02%
Cognizant Technology Solutions Corp. ......................................5.22%
America Movil SA ADR.......................................................4.84%
Urban Outfitters, Inc......................................................4.11%
Pentair, Inc. .............................................................4.03%
Questar Corp. .............................................................3.93%
eBay, Inc. ................................................................3.59%
Sierra Health Services, Inc. ..............................................3.40%
QUALCOMM, Inc. ............................................................3.27%
Symantec Corp. ............................................................3.18%
                                                                           -----

Total.....................................................................42.59%

ASSET ALLOCATION (pie chart)

U.S. Common Stocks 89%
Foreign Common Stocks 8%
Cash & Equivalents 3%

SECTOR DIVERSIFICATION

Information Technology.......................................................37%
Energy.......................................................................14%
Consumer Discretionary.......................................................11%
Health Care..................................................................11%
Industrials...................................................................9%
Telecommunication Services....................................................7%
Materials.....................................................................5%
Cash & Equivalents............................................................3%
Financials....................................................................3%

                                                               December 31, 2004

PAXWORLD GROWTH FUND, INC.

                    ANNUAL TOTAL RETURN - HISTORICAL (chart)

                     PAX WORLD                                  LIPPER MULTI-CAP
                      GROWTH                  S&P 500              GROWTH FUND
                   FUND, INC.(1)               INDEX                 INDEX(3)

6-11-1997             $10,000                 $10,000                $10,000
1997                   $9,660                 $11,259                $11,268
1998                  $11,130                 $14,477                $14,062
1999                  $14,280                 $17,523                $20,580
2000                  $11,980                 $15,928                $18,100
2001                   $9,230                 $14,034                $13,546
2002                   $7,261                 $10,933                 $9,507
2003                   $9,801                 $14,069                $12,870
2004                  $11,961                 $15,600                $14,320

              Growth of a $10,000 investment, compounded annually.

The line graph on the above chart for Pax World Growth Fund does not include the initial sales charge that was in effect until November 1, 1999. If the initial sales charge of 2.5% were taken into account, a $10,000 investment would have netted $11,075.

* 1997 represents a partial year from 6-11-97 (date of Fund inception) to 12-31-1997.

AVERAGE TOTAL RETURNS - PERIODS ENDED DECEMBER 31, 2004

                                   1 YEAR       5 YEARS      6-11-97 TO 12-31-04
Growth Fund(1)                     22.04%       -3.48%              2.40%
S&P 500 Index                      10.88%       -2.30%              6.06%
Lipper Multi-Cap Growth
 Fund Index(3)                     11.26%       -7.00%              4.87%

(1) RATE OF RETURN FIGURES DO NOT INCLUDE THE 2.5% INITIAL SALES CHARGE THAT WAS IN EFFECT UNTIL 11-1-1999. THE AVERAGE TOTAL RETURN FOR THE PERIOD 6-11-1997 TO 12-31-2004 WITH THE INITIAL SALES CHARGE DEDUCTED IS 2.05%. THE SALES CHARGE WAS NOT IN EFFECT AT ANY TIME DURING THE ONE-YEAR, THREE-YEAR OR FIVE-YEAR PERIOD ENDED 12-31-2004. THE FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE PERIOD; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THESE EXPENSES NOT BEEN ASSUMED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THESE FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR MORE RECENT MONTH-END PERFORMANCE DATA, PLEASE VISIT WWW.PAXWORLD.COM OR CALL 800-767-1729.

(2) TEN LARGEST HOLDINGS DO NOT INCLUDE MONEY MARKET SECURITIES, CERTIFICATES OF DEPOSIT OR CASH AND EQUIVALENTS, IF APPLICABLE.

(3) THE LIPPER MULTI-CAP GROWTH FUND INDEX IS COMPRISED OF MULTI-CAP GROWTH FUNDS SELECTED BY LIPPER ANALYTICAL SERVICES, INC. AND IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT DIRECTLY INVEST.

                                                    Portfolio Manager's Comments
                                                               December 31, 2004

PAX WORLD HIGH YIELD FUND, INC.

                                 DIANE M. KEEFE
                                PORTFOLIO MANAGER

Q.   HOW DID THE PAX WORLD HIGH YIELD FUND PERFORM IN 2004?

A. The High Yield Fund Individual Investor Class had a total return of 10.00% for the one-year period ended December 31, 2004.(1) This compares with total returns of 10.34% for the Lipper High Current Yield Fund Index and 10.76% for the Merrill Lynch High Yield Master I Index for the same period. The slight underperformance of this Class relative to its benchmarks was primarily due to the Fund's limited exposure to distressed debt, which reflects the Fund's long-term strategy of balancing risk and reward. The High Yield Fund Individual Investor Class ranked 189 out of 416 high current yield funds tracked by Lipper Analytical Services for the one-year period ended December 31, 2004, based on total return.

     THE PERFORMANCE RANKINGS TRACKED BY LIPPER ARE BASED ON TOTAL RETURN. FOR THE 3-YEAR PERIOD ENDED DECEMBER 31, 2004, THE PAX WORLD HIGH YIELD FUND INDIVIDUAL INVESTOR CLASS RANKED 281 OUT OF 346 HIGH CURRENT YIELD FUNDS TRACKED BY LIPPER FOR THAT PERIOD. FOR THE 5-YEAR PERIOD ENDED DECEMBER 31, 2004, THE PAX WORLD HIGH YIELD FUND INDIVIDUAL INVESTOR CLASS RANKED 106 OUT OF 275 HIGH CURRENT YIELD FUNDS TRACKED BY LIPPER FOR THAT PERIOD. THE FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE 1-, 3-, AND 5-YEAR PERIODS ENDED DECEMBER 31, 2004; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THESE EXPENSES NOT BEEN ASSUMED.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD HIGH YIELD FUND DURING 2004?

A.   The Fund benefited from the buyout of six companies whose bonds it held:
     Barney's, Riverside Forest Products, Jafra Cosmetics, Sola International, National Nephrology, and Medex. We continue to search for companies that may become acquisition targets for larger companies that bring even greater financial strength.

     Our strategy of diversifying into non-dollar denominated bonds due to the depreciation of the U.S. dollar vs. the Euro, the British pound, and the Canadian dollar in 2004 also had a positive impact on the Fund. Our ability to search worldwide for attractive investments for our shareholders enabled us to take advantage of this currency-based opportunity.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD HIGH YIELD FUND DURING 2004?

A. We added to SEMINIS VEGETABLE SEEDS, a privately held company that is the largest producer of fruit and vegetable seeds in the world. We also

                                                               December 31, 2004

PAX WORLD HIGH YIELD FUND, INC.

     added to WORLDSPAN, a privately held company that provides the software for online airline ticketing. We took advantage of the weakness in the airline industry to buy more of this strong software company. We added to our position in ORMAT, a company that owns geothermal power plants in the western United States. We continue to hold bonds of the wind energy subsidiary of FPL ENERGY that has benefited from the increased interest in renewable energy in a $50 per barrel of oil environment.

     We recently sold our holdings in WARNER MUSIC GROUP and MAAX CORP., as the private equity groups that owned each of these companies took large dividends by adding debt to their capital structures. In both cases, we profited from our holdings but believed that bondholders were not adequately compensated for the leverage going forward.

     We purchased floating-rate notes in AMC ENTERTAINMENT, FREESCALE SEMICONDUCTOR, and STATER BROTHERS in anticipation of rising interest rates. We purchased bonds of three companies headquartered in Brazil that have benefited from improved economic conditions in Brazil and from increasing consolidation within the global telecommunications industry. We also purchased bonds of companies with headquarters in Mexico, Canada, and Europe that met our social and financial criteria.

(1) THE FUND'S INSTITUTIONAL CLASS COMMENCED OPERATIONS ON JUNE 1, 2004 AND THEREFORE DOES NOT HAVE A ONE-YEAR RETURN TO REPORT.

                                                            Portfolio Highlights
                                                               December 31, 2004

PAX WORLD HIGH YIELD FUND, INC.

KEY STATISTICS - INDIVIDUAL INVESTOR CLASS

Change in NAV ($8.64 to $8.85).............................................$0.21
Change in Total Net Assets ($47.86 to $45.85 million) ............-$2.01 million
Distributions to Shareholders (per share).................................$0.620
30 Day SEC Yield(1) .......................................................6.18%
1 Year Total Return(2) ...................................................10.00%
3 Year Average Total Return(2) ............................................8.56%
5 Year Average Total Return(2) ............................................6.12%
10-8-99 to 12-31-04 Average Total Return(2) ...............................5.35%

KEY STATISTICS - INSTITUTIONAL CLASS

Since Inception Change in NAV ($8.44 to $8.85).............................$0.41
Since Inception Change in
   Total Net Assets ($0.00 to $6.49 million) ......................$6.49 million
Since Inception Distributions to Shareholders (per share).................$0.389
30 Day SEC Yield(1) .......................................................6.54%
6-1-04 to 12-31-04 Cumulative Total Return(2) .............................9.65%

Pax World High Yield Fund, Inc., Institutional Class inception date is June 1, 2004.

GEOGRAPHICAL DIVERSIFICATION

United States of America(3) .....72%        Bahamas...........................1%
Great Britain.....................7%        Austria...........................1%
Brazil............................4%        Germany...........................1%
Cayman Islands....................3%        France............................1%
Luxembourg........................3%        Ireland...........................1%
Canada............................3%
Mexico............................2%        Total...........................100%
Australia.........................2%


(1) SEC YIELDS ARE CALCULATED BY DIVIDING THE NET INVESTMENT INCOME PER SHARE FOR THE 30-DAY PERIOD BY THE NET ASSET VALUE PER SHARE AT THE END OF THE PERIOD AND ANNUALIZING THE RESULTS.

(2) TOTAL RETURN FIGURES DO NOT INCLUDE THE SHORT-TERM REDEMPTION FEE IMPOSED ON SHARES OF THE FUND REDEEMED WITHIN SIX MONTHS OF PURCHASE. THE FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE PERIOD; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THESE EXPENSES NOT BEEN ASSUMED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THESE FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR MORE RECENT MONTH-END PERFORMANCE DATA, PLEASE VISIT WWW.PAXWORLD.COM OR CALL 800-767-1729.

(3) INCLUDES MONEY MARKET SECURITIES, CERTIFICATES OF DEPOSIT, AND CASH AND EQUIVALENTS.

                                                               December 31, 2004

PAX WORLD HIGH YIELD FUND, INC.

TEN LARGEST HOLDINGS*

                                                                      PERCENT OF
COMPANY                                                               NET ASSETS

EMI Group PLC, 9.750%, due May 20, 2008....................................3.02%
THL Bedding Co., 5.125%, due June 19, 2012.................................1.94%
Health Care REIT, Inc., Preferred Convertible Series F.....................1.93%
United Biscuits Finance PLC, 10.750%, due April 15, 2011...................1.87%
St. John Knits International, Inc., 12.500%, due July 1, 2009..............1.84%
Millicom International Cellular SA, 144A, 10.000%,
     due December 1, 2013..................................................1.83%
Universal Hospital Services, Inc., 10.125%, due November 1, 2011...........1.79%
US Oncology, Inc., 144A, 10.750%, due August 15, 2014......................1.74%
Brake Brothers Finance PLC, 144A, 12.000%, due December 15, 2011...........1.70%
Mobile Mini, Inc., 9.500%, due July 1, 2013..............................  1.68%
                                                                         -------

Total.....................................................................19.34%

CREDIT QUALITY (pie chart)

B 67%
BB 20%
BBB 6%
Not Rated 4%
CCC 3%

SECTOR DIVERSIFICATION

Consumer Discretionary.......................................................25%
Consumer Staples.............................................................14%
Health Care..................................................................10%
Industrials..................................................................10%
Materials.....................................................................9%
Telecommunication Services....................................................8%
Cash & Equivalents............................................................7%
Financials....................................................................6%
Information Technology........................................................6%
Energy........................................................................4%
Utilities.....................................................................1%

* TEN LARGEST HOLDINGS DO NOT INCLUDE MONEY MARKET SECURITIES, CERTIFICATES OF DEPOSIT OR CASH AND EQUIVALENTS, IF APPLICABLE.

                                                               December 31, 2004

PAX WORLD HIGH YIELD FUND, INC.
INDIVIDUAL INVESTOR CLASS

                    ANNUAL TOTAL RETURN - HISTORICAL (chart)

                     PAX WORLD
               HIGH YIELD FUND, INC.       MERRILL LYNCH            LIPPER HIGH
                    INDIVIDUAL              HIGH YIELD             CURRENT YIELD
                 INVESTOR CLASS(1)         MASTER I INDEX          FUND INDEX(2)

10-8-1999             $10,000                 $10,000                 $10,000
1999                   $9,754                 $10,128                 $10,266
2000                   $9,697                  $9,745                  $9,269
2001                  $10,262                 $10,350                  $9,173
2002                  $10,209                 $10,232                  $8,952
2003                  $11,935                 $13,019                 $11,311
2004                  $13,128                 $14,419                 $12,481

Growth of a $10,000 investment, compounded annually.

* 1999 represents a partial year from 10-8-1999 (date of Fund inception) to 12-31-1999.
AVERAGE TOTAL RETURNS - PERIODS ENDED DECEMBER 31, 2004

                                     1 YEAR      5 YEARS     10-8-99 TO 12-31-04

High Yield Fund - Individual
Investor Class(1)                      10.00%       6.12%           5.35%
Merrill Lynch High Yield
 Master I Index                        10.76%       7.31%           7.24%
Lipper High Current Yield
 Fund Index(2)                         10.34%       3.99%           4.32%

                                                               December 31, 2004

PAX WORLD HIGH YIELD FUND, INC.
INSTITUTIONAL CLASS

                    ANNUAL TOTAL RETURN - HISTORICAL (chart)

                         PAX WORLD
                        HIGH YIELD            MERRILL LYNCH         LIPPER HIGH
                        FUND, INC.             HIGH YIELD          CURRENT YIELD
                  INSTITUTIONAL CLASS(1)      MASTER I INDEX       FUND INDEX(2)

6-1-2004                  $10,000                $10,000              $10,000
2004*                     $10,965                $11,102              $11,044

* 2004 represents a partial year from June 1, 2004 (date of Fund Class inception) to December 31, 2004.

CUMULATIVE TOTAL RETURNS - PERIOD ENDED DECEMBER 31, 2004

                                      6-1-04 TO 12-31-04 CUMULATIVE TOTAL RETURN

High Yield Fund - Institutional Class(1)                  9.65%
Merrill Lynch High Yield Master I Index                  11.02%
Lipper High Current Yield Fund Index(2)                  10.44%

(1) TOTAL RETURN FIGURES DO NOT INCLUDE THE SHORT-TERM REDEMPTION FEE IMPOSED ON SHARES OF THE FUND REDEEMED WITHIN SIX MONTHS OF PURCHASE. THE FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE PERIOD; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THESE EXPENSES NOT BEEN ASSUMED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THESE FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR MORE RECENT MONTH-END PERFORMANCE DATA, PLEASE VISIT WWW.PAXWORLD.COM OR CALL 800-767-1729.

(2) THE LIPPER HIGH CURRENT YIELD FUND INDEX IS COMPRISED OF HIGH YIELD FUNDS SELECTED BY LIPPER ANALYTICAL SERVICES, INC. AND IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT DIRECTLY INVEST.

                                                    Shareholder Expense Examples
                                                               December 31, 2004

PAXWORLD

EXAMPLES

As a shareholder of the Pax World Balanced, Growth or High Yield Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees, with respect to the High Yield Fund; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on July 1, 2004 and ending on December 31, 2004.

ACTUAL EXPENSES

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. For each of the Funds, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that IRA, Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $10. If you are invested in one of these account types, you should add an additional $10 to the estimated expenses paid on your account.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that IRA, Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $10. If you are invested in one of these account types, you should add an additional $10 to the estimated expenses paid on your account.

                                                               December 31, 2004

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the High Yield Fund's short term redemption fees. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                           Beginning         Ending           Expenses Paid
                         Account Value    Account Value      During Period*
                          (7/1/2004)      (12/31/2004)   (7/1/2004 - 12/31/2004)

PAX WORLD BALANCED FUND

Actual                      $1,000          $1,089.10             $4.99

Hypothetical
   (5% return before
   expenses)                $1,000          $1,020.36             $4.82

PAX WORLD GROWTH FUND

Actual                      $1,000          $1,103.30             $7.98

Hypothetical
   (5% return before
   expenses)                $1,000          $1,017.55             $7.66

PAX WORLD HIGH YIELD FUND - INDIVIDUAL INVESTOR CLASS SHARES

Actual                      $1,000          $1,082.30             $7.85

Hypothetical
   (5% return before
   expenses)                $1,000          $1,017.60             $7.61

PAX WORLD HIGH YIELD FUND - INSTITUTIONAL CLASS SHARES

Actual                      $1,000          $1,084.20             $6.02

Hypothetical
   (5% return before
   expenses)                $1,000          $1,019.36             $5.84

* EXPENSES ARE EQUAL TO EACH FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD BEGINNING ON JULY 1, 2004 AND ENDING ON DECEMBER 31, 2004). THE ANNUALIZED EXPENSE RATIOS FOR EACH OF THE FUNDS ARE AS FOLLOWS:

      BALANCED FUND:  0.95%
      GROWTH FUND:  1.51%
      HIGH YIELD FUND - INDIVIDUAL INVESTOR CLASS SHARES: 1.50%
      HIGH YIELD FUND - INSTITUTIONAL CLASS SHARES:  1.15%

                                                         Schedule of Investments
                                                               December 31, 2004

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                 NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                     OF SHARES         VALUE

      STOCKS: 70.8%

         COMMON STOCKS: 70.7%

CONSUMER DISCRETIONARY: 8.1%
      Belo Corp. Series A ........................     200,000      $  5,248,000
      BJ'S Wholesale Club, Inc. (a) ..............     350,000        10,195,500
      Comcast Corp. Class A (a) ..................     150,000         4,992,000
      Comcast Corp. Class A Special (a) ..........     200,000         6,568,000
      DIRECTV Group, Inc. (a) ....................     700,000        11,718,000
      Koninklijke Philips Electronics NV ADR .....     650,000        17,225,000
      Staples, Inc. ..............................     650,000        21,911,500
      Starbucks Corp. (a) ........................     375,000        23,385,000
      Tribune Co. ................................     400,000        16,856,000
                                                                    ------------
                                                                     118,099,000
                                                                    ------------
CONSUMER STAPLES: 6.7%
      Avon Products, Inc. ........................     400,000        15,480,000
      Corn Products International, Inc. ..........     380,400        20,374,224
      CVS Corp. ..................................     300,000        13,521,000
      Dean Foods Co. (a) .........................     375,000        12,356,250
      General Mills, Inc. ........................     200,000         9,942,000
      Gillette Co. ...............................     350,000        15,673,000
      Supervalu, Inc. ............................     300,000        10,356,000
                                                                    ------------
                                                                      97,702,474
                                                                    ------------
ENERGY: 7.0%
      Apache Corp. ...............................     425,000        21,492,250
      Baker Hughes, Inc. .........................     325,000        13,867,750
      BP PLC ADR .................................     150,000         8,760,000
      Cal Dive International, Inc. (a) ...........     225,000         9,168,750
      Chesapeake Energy Corp. ....................     800,000        13,200,000
      Equitable Resources, Inc. ..................     250,000        15,165,000
      Questar Corp. ..............................     250,000        12,740,000
      Tidewater, Inc. ............................     225,000         8,012,250
                                                                    ------------
                                                                     102,406,000
                                                                    ------------
FINANCIALS: 5.7%
      American International Group, Inc. .........     275,000        18,059,250
      Fannie Mae .................................     225,000        16,022,250
      Hospitality Properties Trust ...............     200,000         9,200,000
      Jefferson-Pilot Corp. ......................     250,000        12,990,000

                                                               December 31, 2004

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                 NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                     OF SHARES         VALUE

      COMMON STOCKS, continued

FINANCIALS, continued
      SLM Corp. ..................................     250,000      $ 13,347,500
      St. Joe Co. ................................     225,000        14,445,000
                                                                    ------------
                                                                      84,064,000
                                                                    ------------
HEALTH CARE: 12.8%
      Abbott Laboratories, Inc. ..................     200,000         9,330,000
      Amgen, Inc. (a) ............................     400,000        25,660,000
      Baxter International, Inc. .................     250,000         8,635,000
      Becton Dickinson & Co. .....................     127,100         7,219,280
      Caremark Rx, Inc. (a) ......................     600,000        23,658,000
      Fisher Scientific International, Inc. (a) ..     336,000        20,959,680
      Glaxosmithkline PLC ADR ....................     250,000        11,847,500
      Johnson & Johnson, Inc. ....................     225,000        14,269,500
      Medtronic, Inc. ............................     350,000        17,384,500
      Stryker Corp. ..............................     400,000        19,300,000
      Sybron Dental Specialties, Inc. (a) ........     250,000         8,845,000
      Wellpoint Health Networks, Inc. (a) ........     175,000        20,125,000
                                                                    ------------
                                                                     187,233,460
                                                                    ------------
INDUSTRIALS: 4.1%
      Chicago Bridge & Iron Co. NV ...............     285,000        11,400,000
      Donnelley R R & Sons Co. ...................     200,000         7,058,000
      Pentair, Inc. ..............................     375,000        16,335,000
      Ryder Systems, Inc. ........................     333,300        15,921,741
      United Parcel Service, Inc. Class B ........     100,000         8,546,000
                                                                    ------------
                                                                      59,260,741
                                                                    ------------
INFORMATION TECHNOLOGY: 14.7%
      Accenture Ltd. Class A (a) .................     350,000         9,450,000
      Amdocs Ltd. (a) ............................     300,000         7,875,000
      Applied Materials, Inc. (a) ................     350,000         5,985,000
      Checkfree Corp. (a) ........................     296,000        11,271,680
      Check Point Software Technologies,
        Ltd. (a) .................................     300,000         7,389,000
      Citrix Systems, Inc. (a) ...................     450,000        11,038,500
      Dell Inc. (a) ..............................     550,000        23,177,000
      eBay, Inc. (a) .............................     150,000        17,442,000
      EMC Corp. (a) ..............................   1,950,000        28,996,500

                                                               December 31, 2004

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                 NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                     OF SHARES         VALUE

      COMMON STOCKS, continued

INFORMATION TECHNOLOGY, continued
      Fair Isaac Corp. ...........................     350,000    $  12,838,000
      Fiserv, Inc. (a) ...........................     463,511       18,628,507
      Intuit, Inc. (a) ...........................     350,000       15,403,500
      Microsoft Corp. ............................     500,000       13,355,000
      Mykrolis Corp. (a) .........................     428,000        6,064,760
      Nam Tai Electronics ........................     275,000        5,293,750
      SAP Aktiengesellschaft ADR .................     400,000       17,684,000
      Secure Computing Corp. (a) .................     275,000        2,744,500
                                                                  -------------
                                                                    214,636,697
                                                                  -------------
MATERIALS: 5.2%
      Aracruz Celulose SA ADR ....................     175,000        6,597,500
      Avery Dennison Corp. .......................     225,000       13,493,250
      Cemex SA ADR ...............................     600,000       21,852,000
      Masco Corp. ................................     350,000       12,785,500
      Nucor Corp. ................................     150,000        7,851,000
      Sealed Air Corp. (a) .......................     250,000       13,317,500
                                                                  -------------
                                                                     75,896,750
                                                                  -------------
TELECOMMUNICATION SERVICES: 3.5%
      America Movil SA ADR .......................     475,000       24,866,250
      Telefonos de Mexico SA ADR
        (representing ordinary shares L) .........     250,000        9,580,000
      Vodafone Group PLC ADR .....................     600,000       16,428,000
                                                                  -------------
                                                                     50,874,250
                                                                  -------------
UTILITIES: 2.9%
      Aqua America, Inc. .........................     332,875        8,185,396
      KeySpan Corp. ..............................     300,000       11,835,000
      Peoples Energy Corp. .......................     299,300       13,154,235
      UGI Corp. ..................................     250,000       10,227,500
                                                                  -------------
                                                                     43,402,131
                                                                  -------------
TOTAL COMMON STOCKS
      (Cost $700,889,907) ........................                1,033,575,503
                                                                  -------------

                                                               December 31, 2004

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                 NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                     OF SHARES         VALUE

      PREFERRED STOCKS: 0.1%

FINANCIALS: 0.1%
      HRPT Properties Trust, Series B ............      50,000    $   1,382,750
      Regency Centers Corp. ......................      32,000          852,960
                                                                  -------------

TOTAL PREFERRED STOCKS
      (Cost $2,249,740) ..........................                    2,235,710
                                                                  -------------

TOTAL STOCKS
      (Cost $703,139,647) ........................                1,035,811,213
                                                                  -------------

      BONDS: 25.8%

      MORTGAGE-BACKED SECURITIES: 4.1%

      U.S. GOVERNMENT MORTGAGE-BACKED: 3.9%

                                                     PRINCIPAL
                                                       AMOUNT
FREDDIE MAC (Mortgage-Backed): 1.9%
      5.000%, due July 1, 2007 ...................    $349,964          357,507
      4.500%, due March 1, 2008 ..................   1,634,652        1,654,696
      4.500%, due April 1, 2008 ..................   1,920,307        1,943,853
      3.500%, due May 1, 2008 ....................   2,011,974        1,978,749
      5.000%, due October 1, 2008 ................   2,653,962        2,711,656
      4.000%, due September 1, 2010 ..............   4,314,996        4,297,596
      4.000%, due May 1, 2014 ....................   3,368,522        3,340,542
      4.500%, due September 1, 2018 ..............   1,515,686        1,514,233
      4.000%, due September 1, 2018 ..............   1,280,461        1,254,298
      5.500%, due October 1, 2018 ................     938,926          970,626
      5.500%, due October 1, 2018 ................   1,063,835        1,099,752
      5.000%, due October 1, 2018 ................   1,445,951        1,469,581
      5.000%, due November 1, 2018 ...............     868,581          882,775
      5.000%, due November 1, 2018 ...............     830,715          844,291
      6.500%, due May 1, 2029 ....................     559,984          588,456
      6.500%, due December 1, 2029 ...............     679,688          714,247
      6.500%, due June 1, 2032 ...................     815,192          855,986
                                                                  -------------
                                                                     26,478,844
                                                                  -------------

                                                               December 31, 2004

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                              PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                    AMOUNT              VALUE

      U.S. GOVERNMENT MORTGAGE-BACKED, continued

FANNIE MAE (Mortgage-Backed):  2.0%
      5.500%, due December 1, 2011................  $1,500,000        $1,543,125
      5.000%, due January 1, 2014.................   2,459,685         2,538,870
      5.000%, due February 1, 2014................   1,675,933         1,729,886
      5.500%, due November 1, 2014................   3,367,147         3,511,072
      5.000%, due April 1, 2018...................   5,500,000         5,593,291
      5.000%, due November 1, 2018................     421,251           428,396
      5.000%, due November 1, 2018................   1,090,987         1,109,492
      5.000%, due November 1, 2018................   1,076,060         1,094,313
      5.000%, due February 1, 2019................   3,084,213         3,135,579
      5.000%, due April 1, 2019...................   1,219,706         1,240,019
      5.000%, due June 1, 2019....................   2,897,442         2,945,697
      5.500%, due July 1, 2019....................   2,933,895         3,034,100
      8.000%, due May 1, 2030.....................     259,238           281,093
      6.500%, due June 1, 2032....................   1,114,916         1,170,238
                                                                   -------------
                                                                      29,355,171
                                                                   -------------
      COMMERCIAL MORTGAGE-BACKED: 0.2%

      Nomura Asset Securities Corp.
        6.590%, due March 15, 2030................   3,000,000         3,246,857
                                                                   -------------

TOTAL MORTGAGE-BACKED SECURITIES
      (Cost $59,371,008)..........................                    59,080,872
                                                                   -------------

      U.S. GOVERNMENT AGENCY BONDS: 15.6%

FEDERAL FARM CREDIT BANK:  0.2%
      3.700%, due October 27, 2008................   3,000,000         2,990,634
                                                                   -------------

FEDERAL HOME LOAN BANK SYSTEM: 8.8%
      2.200%, due April 28, 2006..................   4,000,000         3,953,424
      2.625%, due January 30, 2007................   3,000,000         2,961,036
      2.000%, due March 12, 2007..................   3,000,000         2,996,118
      3.280%, due May 7, 2007.....................   3,000,000         2,991,570
      3.050%, due May 10, 2007....................   2,060,000         2,046,126
      3.100%, due May 21, 2007....................   5,000,000         4,968,140
      2.750%, due July 23, 2007...................   3,000,000         2,953,467
      2.000%, due September 24, 2007..............   3,000,000         2,994,912

                                                               December 31, 2004

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                              PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                    AMOUNT              VALUE

      U.S. GOVERNMENT AGENCY BONDS, continued

FEDERAL HOME LOAN BANK SYSTEM, continued
      2.000%, due September 24, 2007..............  $3,000,000        $2,994,912
      4.130%, due January 14, 2008................   3,500,000         3,501,344
      3.520%, due January 30, 2008................   3,000,000         2,992,467
      3.200%, due March 3, 2008...................   3,000,000         2,968,362
      3.700%, due April 2, 2008...................   5,000,000         4,997,420
      3.500%, due April 21, 2008..................   4,000,000         3,962,488
      3.530%, due April 29, 2008..................   4,000,000         3,988,568
      2.500%, due April 30, 2008..................   5,000,000         4,995,920
      4.100%, due July 14, 2008...................   4,000,000         3,995,588
      3.375%, due July 21, 2008...................   5,000,000         4,950,595
      3.510%, due July 22, 2008...................   2,500,000         2,488,035
      3.250%, due August 14, 2008.................   2,750,000         2,751,920
      3.750%, due October 21, 2008................   5,000,000         4,942,120
      4.125%, due November 17, 2008...............   3,000,000         3,000,129
      4.100%, due November 17, 2008...............   3,000,000         3,000,126
      4.250%, due December 3, 2008................   3,000,000         3,000,138
      4.000%, due January 29, 2009................   3,000,000         3,002,937
      3.790%, due February 13, 2009...............   4,000,000         3,988,936
      3.750%, due March 24, 2009..................   3,000,000         2,968,284
      2.000%, due April 15, 2009..................   4,000,000         3,957,060
      3.250%, due May 12, 2009....................   6,000,000         5,997,636
      4.250%, due May 12, 2009....................   4,000,000         4,001,088
      3.000%, due August 21, 2009.................   3,000,000         3,000,465
      4.520%, due August 26, 2009.................   3,000,000         3,026,439
      4.000%, due October 19, 2009................   3,000,000         2,995,959
      5.040%, due June 7, 2010....................   3,000,000         3,024,882
      4.625%, due October 7, 2010.................   5,000,000         5,000,225
      4.875%, due December 1, 2011................   3,250,000         3,261,466
                                                                   -------------
                                                                     128,620,302
                                                                   -------------
FREDDIE MAC (Agency): 4.0%
      3.000%, due May 21, 2007....................   5,000,000         4,962,510
      3.800%, due June 28, 2007...................   3,000,000         3,025,002
      3.000%, due August 15, 2007.................   3,000,000         2,971,056
      2.500%, due December 24, 2007...............   2,500,000         2,434,390
      3.250%, due March 14, 2008..................   3,000,000         2,963,625
      3.500%, due April 15, 2008..................   5,305,000         5,287,324
      4.125%, due August 19, 2008.................   7,000,000         6,964,076

                                                               December 31, 2004

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                              PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                    AMOUNT              VALUE

      U.S. GOVERNMENT AGENCY BONDS, continued

FREDDIE MAC (Agency), continued
      4.000%, due January 14, 2009................  $3,000,000        $2,985,339
      3.500%, due April 1, 2009...................   3,000,000         2,966,592
      4.000%, due August 4, 2009..................   4,000,000         3,993,724
      4.125%, due November 18, 2009...............   3,000,000         3,014,076
      3.000%, due November 23, 2009...............   3,765,000         3,770,629
      4.850%, due December 7, 2009................   4,000,000         4,039,444
      4.750%, due December 8, 2010................   5,000,000         5,025,265
      6.250%, due March 5, 2012...................   4,000,000         4,182,108
                                                                   -------------
                                                                      58,585,160
                                                                   -------------
FANNIE MAE (Agency): 2.6%
      3.050%, due April 20, 2007..................   4,000,000         3,975,688
      3.750%, due May 17, 2007....................   3,000,000         3,005,640
      4.320%, due July 26, 2007...................   4,000,000         4,034,184
      3.000%, due November 28, 2007...............   3,000,000         2,999,823
      3.000%, due May 12, 2008....................   3,000,000         2,979,207
      3.750%, due December 8, 2008................   3,000,000         2,988,846
      3.677%, due February 17, 2009...............   7,324,000         7,390,868
      4.250%, due November 23, 2009...............   2,000,000         2,003,008
      3.625%, due December 28, 2009...............   4,000,000         4,006,628
      5.030%, due September 23, 2011..............   5,000,000         5,018,260
                                                                   -------------
                                                                      38,402,152
                                                                   -------------
TOTAL U.S. GOVERNMENT AGENCY BONDS
      (Cost $229,225,095).........................                   228,598,248
                                                                   -------------

      CORPORATE BONDS: 6.1%

CONSUMER DISCRETIONARY: 0.5%
      Lowes Cos., Inc.
          7.500%, due December 15, 2005...........   3,200,000         3,332,237
      Tandy Corp.
          6.950%, due September 1, 2007...........     994,000         1,076,376
      Toyota Motor Credit Corp.
          2.750%, due August 6, 2009..............   2,727,270         2,672,002
                                                                   -------------
                                                                       7,080,615
                                                                   -------------

                                                               December 31, 2004

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                              PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                    AMOUNT              VALUE

      CORPORATE BONDS, continued

CONSUMER STAPLES: 0.3%
      CVS Corp.
          3.875%, due November 1, 2007............  $5,000,000        $5,025,905
                                                                   -------------

FINANCIALS: 2.0%
      AFLAC, Inc.
          6.500%, due April 15, 2009..............   5,000,000         5,452,670
      Chubb Corp.
          3.950%, due April 1, 2008...............   5,000,000         5,009,580
      CIT Group, Inc.
          5.500%, due November 30, 2007...........  10,000,000        10,475,210
      SLM Corp. Tranche TR 00034
          4.000%, due January 15, 2009............   4,000,000         4,001,748
      SLM Corp. Tranche TR 00061
          3.500%, due June 23, 2014...............   1,600,000         1,579,696
      SLM Corp. Tranche TR 00066
          4.000%, due July 25, 2014...............   3,075,000         3,064,760
                                                                   -------------
                                                                      29,583,664
                                                                   -------------
HEALTH CARE: 1.7%
      Baxter International, Inc.
          5.250%, due May 1, 2007.................   5,000,000         5,165,480
      Bristol Myers Squibb Co.
          5.750%, due October 1, 2011.............   8,400,000         9,008,807
      Unitedhealth Group, Inc.
          5.200%, due January 17, 2007............   4,835,000         5,010,747
      Wellpoint, Inc., 144A
          3.750%, due December 14, 2007 (b).......   2,000,000         2,000,330
      Wellpoint, Inc., 144A
          4.250%, due December 15, 2009 (b).......   3,000,000         3,001,881
                                                                   -------------
                                                                      24,187,245
                                                                   -------------
INDUSTRIALS: 0.4%
      Pentair, Inc.
          7.850%, due October 15, 2009............   5,000,000         5,720,095
                                                                   -------------

INFORMATION TECHNOLOGY: 0.4%
      Fiserv, Inc.
          4.000%, due April 15, 2008..............   3,000,000         3,012,390
      Thermo Electron Corp.
          7.625%, due October 30, 2008............   3,000,000         3,348,150
                                                                   -------------
                                                                       6,360,540
                                                                   -------------

                                                               December 31, 2004

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                              PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                    AMOUNT              VALUE

      CORPORATE BONDS, continued

TELECOMMUNICATION SERVICES: 0.4%
      Vodafone Airtouch PLC
          7.750%, due February 15, 2010...........  $5,000,000        $5,808,520
                                                                   -------------

UTILITIES: 0.4%
      National Fuel Gas Co.
          6.303%, due May 27, 2008................   5,500,000         5,913,297
                                                                   -------------

TOTAL CORPORATE BONDS
        (Cost $89,977,452)........................                    89,679,881
                                                                   -------------

TOTAL BONDS
        (Cost $378,573,555).......................                   377,359,001
                                                                   -------------

      COMMERCIAL PAPER: 0.5%

      Bellsouth Corp.
         2.001%, due January 19, 2005.............   3,000,000         2,997,013
      Toyota Motor Credit, Co.
         1.979%, due January 13, 2005.............   5,000,000         4,996,717
                                                                   -------------

TOTAL COMMERCIAL PAPER
        (Cost $7,993,730).........................                     7,993,730
                                                                   -------------

      CERTIFICATES OF DEPOSIT: 0.1%

      South Shore Bank
         1.000%, due April 10, 2005...............      500,000          500,000
      Self Help Credit Union
         2.880%, due May 26, 2005.................     250,000           250,000
                                                                   -------------

TOTAL CERTIFICATES OF DEPOSIT
      (Cost $750,000).............................                       750,000
                                                                   -------------

                                                               December 31, 2004

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                              PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                    AMOUNT              VALUE

      MONEY MARKET SHARES: 2.7%

      Pax World Money Market Fund -
         Note B (c)  (Cost $38,931,855)...........  38,931,855       $38,931,855
                                                                  --------------

TOTAL INVESTMENTS: 99.9%
      (Cost $1,129,388,788).......................                $1,460,845,799

      Other assets and liabilities (Net): 0.1%....                     1,355,625
                                                                  --------------

Net Assets: 100%..................................                $1,462,201,424
                                                                  --------------

(a)  Non income producing security

(b) Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(c) Controlled Affiliate - security is managed by Pax World Management Corp., the Fund's adviser

ADR  American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

                                                         Schedule of Investments
                                                               December 31, 2004

PAX WORLD GROWTH FUND, INC.

PERCENT OF NET ASSETS,                                  NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                      OF SHARES          VALUE

      COMMON STOCKS: 96.7%

CONSUMER DISCRETIONARY: 11.3%
      Coach, Inc. (a) ............................       20,000       $1,128,000
      Dick's Sporting Goods, Inc. (a).............       50,000        1,757,500
      PETsMART, Inc...............................       50,000        1,776,500
      Urban Outfitters, Inc. (a)..................       60,000        2,664,000
                                                                  --------------
                                                                       7,326,000
                                                                  --------------
ENERGY: 14.2%
      Apache Corp. ...............................       30,000        1,517,100
      Baker Hughes, Inc...........................       30,000        1,280,100
      CARBO Ceramics, Inc.........................       20,000        1,380,000
      Chesapeake Energy Corp......................       70,000        1,155,000
      Questar Corp................................       50,000        2,548,000
      Smith International, Inc. (a)...............       25,000        1,360,250
                                                                  --------------
                                                                       9,240,450
                                                                  --------------
FINANCIALS: 2.6%
      MBNA Corp...................................       60,000        1,691,400
                                                                  --------------

HEALTH CARE: 10.9%
      American Healthways, Inc. (a)...............       60,000        1,982,400
      C.R. Bard, Inc..............................       20,000        1,279,600
      Sanofi-Aventis ADR..........................       40,000        1,602,000
      Sierra Health Services, Inc. (a) ...........       40,000        2,204,400
                                                                  --------------
                                                                       7,068,400
                                                                  --------------
INDUSTRIALS: 9.2%
      Chicago Bridge and Iron Co. N.V.............       40,000        1,600,000
      Paxar Corp. (a).............................       80,000        1,773,600
      Pentair, Inc................................       60,000        2,613,600
                                                                  --------------
                                                                       5,987,200
                                                                  --------------
INFORMATION TECHNOLOGY: 36.4%
      Autodesk, Inc...............................      120,000        4,554,000
      Cognizant Technology Solutions Corp. (a) ...       80,000        3,386,400
      Digital River, Inc. (a).....................       30,000        1,248,300
      eBay, Inc. (a)..............................       20,000        2,325,600
      Navigant Consulting, Inc. (a)...............       60,000        1,596,000
      Network Appliance, Inc. (a).................       50,000        1,661,000
      QUALCOMM, Inc...............................       50,000        2,120,000

                                                               December 31, 2004

PAX WORLD GROWTH FUND, INC.

PERCENT OF NET ASSETS,                                  NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                      OF SHARES          VALUE

      COMMON STOCKS, continued

INFORMATION TECHNOLOGY, continued
      Stratasys, Inc. (a).........................       30,000       $1,006,800
      Symantec Corp. (a)..........................       80,000        2,060,800
      Symbol Technologies, Inc....................       50,000          865,000
      Websense, Inc. (a)..........................       40,000        2,028,800
      Yahoo!, Inc. (a)............................       20,000          753,600
                                                                  --------------
                                                                      23,606,300
                                                                  --------------
MATERIALS: 4.9%
      Cemex S.A. de C.V. ADR......................       46,990        1,711,376
      Masco Corp..................................       40,000        1,461,200
                                                                  --------------
                                                                       3,172,576
                                                                  --------------
TELECOMMUNICATION SERVICES: 7.2%
      America Movil SA ADR........................       60,000        3,141,000
      Nextel Communications, Inc. Class A (a)            50,000        1,500,000
                                                                  --------------
                                                                       4,641,000
                                                                  --------------
TOTAL COMMON STOCKS
      (Cost $46,276,514)..........................                    62,733,325
                                                                  --------------

      MONEY MARKET SHARES: 2.8%

      Pax World Money Market Fund - note B
        (b) (Cost $1,827,826).....................    1,827,826        1,827,826
                                                                  --------------

TOTAL INVESTMENTS: 99.5%
      (Cost $48,104,340)..........................                   $64,561,151
                                                                  --------------

      Other assets and liabilities (Net): 0.5%....                       298,496
                                                                  --------------

Net assets: 100%..................................                   $64,859,647
                                                                  --------------

(a)  Non income producing security

(b) Affiliate - security is managed by Pax World Management Corp., the Fund's adviser

ADR  American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

                                                         Schedule of Investments
                                                               December 31, 2004

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                                  PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                         AMOUNT          VALUE

      CORPORATE BONDS: 88.4%

CONSUMER DISCRETIONARY: 23.5%
      AMC Entertainment, Inc., 144A
         6.540%, due August 15, 2010 (b)..........       $500,000       $528,750
      Blockbuster, Inc., 144A
          9.000%, due September 1, 2012 (b).......        750,000        744,375
      CSK Auto Corp.
          7.000%, due January 15, 2014............        500,000        493,125
      EMI Group PLC
          9.750%, due May 20, 2008 (f) GB.........        750,000      1,582,802
      Equinox Holdings, Inc.
          9.000%, due December 15, 2009...........        490,000        524,300
      Friendly Ice Cream Corp.
          8.375%, due June 15, 2012...............        600,000        591,750
      HTM Sport and Freizeitgeraete, 144A
          8.500%, due February 1, 2014 (b)(e) AU          500,000        659,929
      Interactive Health LLC, 144A
          7.250%, due April 1, 2011 (b)...........        750,000        656,250
      IT Holding Finance SA, 144A
          9.875%, due November 15, 2012
          (b)(e)(g) LU............................        500,000        666,697
      Pep Boys-Manny, Moe and Jack
          7.500%, due December 15, 2014...........        500,000        509,375
      Phillips-Van Heusen Corp.
          7.250%, due February 15, 2011...........        250,000        263,750
      Riddell Bell Holdings, Inc., 144A
          8.375%, due October 1, 2012 (b).........        750,000        780,000
      St. John Knits International, Inc.
          12.500%, due July 1, 2009...............        900,000        964,125
      Technical Olympic USA, Inc., 144A
          7.500%, due January 15, 2015 (b)........        750,000        748,125
      VICORP Restaurants, Inc.
          10.500%, due April 15, 2011.............        750,000        757,500
      Visteon Corp.
          7.000%,due March 10, 2014...............        500,000        480,000
      WH Holdings Ltd.
          9.500%, due April 1, 2011...............        750,000        828,750
      Worldspan LP
          9.625%, due June 15, 2011...............        500,000        500,000
                                                                  --------------
                                                                      12,279,603
                                                                  --------------

                                                               December 31, 2004

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                                  PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                         AMOUNT          VALUE

      CORPORATE BONDS, continued

CONSUMER STAPLES: 13.7%
      Brake Brothers Finance PLC, 144A
          12.000%, due December 15, 2011 (b)
          (f) GB..................................        400,000       $888,954
      Burns Philip Capital Pty Ltd
          9.750%, due July 15, 2012...............        725,000        801,125
      Chiquita Brands International, Inc., 144A
          7.500%, due November 1, 2014 (b)........        750,000        763,125
      Jafra Cosmetics International, Inc.
          10.750%, due May 15, 2011...............        750,000        851,250
      Pinnacle Foods Holding Corp., 144A
          8.250%, due December 1, 2013 (b)........        795,000        761,213
      Seminis Vegetable Seeds, Inc.
          10.250%, due October 1, 2013............        750,000        847,500
      Stater Brothers Holding, Inc., 144A
          5.990%, due June 15, 2010 (b)...........        500,000        516,250
      The Jean Coutu Group (PJC), Inc., 144A
          8.500%, due August 1, 2014 (b)..........        750,000        772,500
      United Biscuits Finance PLC
          10.750%, due April 15, 2011 (f) GB .....        500,000        977,705
                                                                  --------------
                                                                       7,179,622
                                                                  --------------
ENERGY: 4.3%
      Belden & Blake Corp., 144A
          8.750%, due July 15, 2012 (b)...........        600,000        612,000
      Compagnie Generale De Geophysique
          10.625%, due November 15, 2007..........        500,000        528,125
      FPL Energy Wind FDG LLC, 144A
          6.876%, due June 27, 2017 (b)...........        567,600        588,175
      GulfMark Offshore, Inc., 144A
          7.750%, due July 15, 2014 (b)...........        500,000        532,500
                                                                  --------------
                                                                       2,260,800
                                                                  --------------
FINANCIALS: 3.5%
      LaBranche & Co., Inc.
         11.000%, due May 15, 2012................        500,000        540,000
      Refco Finance Holdings LLC, 144A
         9.000%, due August 1, 2012 (b)...........        500,000        550,000

                                                               December 31, 2004

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                                  PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                         AMOUNT          VALUE

      CORPORATE BONDS, continued

FINANCIALS, continued
      Thornburg Mortgage, Inc.
          8.000%, due May 15, 2013................       $675,000       $720,562
                                                                  --------------
                                                                       1,810,562
                                                                  --------------
HEALTH CARE: 9.8%
      Bio-Rad Laboratories, Inc., 144A
          6.125%, due December 15, 2014 (b).......        250,000        253,125
      Elan Corp. PLC, 144A
          7.750%, due November 15, 2011 (b).......        250,000        267,500
      Medex, Inc.
          8.875%, due May 15, 2013................        500,000        585,000
      National Mentor, Inc., 144A
          9.625%, due December 1, 2012 (b)........        750,000        800,625
      National Nephrology Association, Inc.,
          144A, 9.000%, due November 1, 2011
          (b).....................................        500,000        581,250
      Sola International, Inc.
          6.875%, due March 15, 2008..............        800,000        812,952
      Universal Hospital Services, Inc.
          10.125%, due November 1, 2011...........        895,000        935,275
      US Oncology, Inc., 144A
          10.750%, due August 15, 2014 (b)........        785,000        912,562
                                                                  --------------
                                                                       5,148,289
                                                                  --------------
INDUSTRIALS: 10.1%
      Buhrmann U.S. Inc.
          8.250%, due July 1, 2014................        750,000        762,188
      Da-Lite Screen Co., Inc.
          9.500%, due May 15, 2011................        500,000        552,500
      Douglas Dynamics LLC, 144A
          7.750%, due January 15, 2012 (b)........        400,000        407,500
      Kindercare Learning Center, Inc.
          9.500%, due February 15, 2009...........        625,000        630,469
      Mobile Mini, Inc.
          9.500%, due July 1, 2013................        750,000        877,500
      Mueller Group, Inc.
          6.910%, due November 1, 2011............        500,000        520,000

                                                               December 31, 2004

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                                  PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                         AMOUNT          VALUE

      CORPORATE BONDS, continued

INDUSTRIALS, continued
      Ply Gem Industries, Inc., 144A
          9.000%, due February 15, 2012 (b).......       $750,000       $765,000
      Ultrapetrol Bahamas Ltd, 144A
          9.000%, due November 24, 2014 (b).......        750,000        752,813
                                                                  --------------
                                                                       5,267,970
                                                                  --------------
INFORMATION TECHNOLOGY: 5.7%
      Activant Solutions, Inc.
          10.500%, due June 15, 2011..............        750,000        810,000
      Advanced Micro Devices, Inc., 144A
          7.750%, due November 1, 2012 (b)........        750,000        784,688
      Freescale Semiconductor, Inc.
          4.820%, due July 15, 2009...............        500,000        523,125
      IKON Office Solutions, Inc.
          6.750%, due December 1, 2025............        750,000        652,500
      Magnachip Semiconductor SA, 144A
          5.780%, due December 15, 2011 (b).......        100,000        103,250
      Magnachip Semiconductor SA, 144A
          8.000%, due December 15, 2014 (b).......        100,000        104,750
                                                                  --------------
                                                                       2,978,313
                                                                  --------------
MATERIALS: 8.7%
      Blue Ridge Paper Products, Inc.
          9.500%, due December 15, 2008...........        500,000        473,750
      Cellu Tissue Holdings, Inc.
          9.750%, due March 15, 2010..............        650,000        677,625
      Century Aluminum Co., 144A
          7.500%, due August 15, 2014 (b).........        250,000        267,500
      CSN Islands IX Corp., 144A
          10.000%, due January 15, 2015 (b).......        750,000        809,063
      IMCO Recycling Escrow, Inc., 144A
          9.000%, due November 15, 2014 (b).......        750,000        783,750
      Intertape Polymer US, Inc., 144A
          8.500%, due August 1, 2014 (b)..........        750,000        765,937
      Russell Stanley Holdings, Inc., 144A
          9.000%, due November 30, 2008
          (a)(b)(c)...............................         34,943            349
      WII Components, Inc.
          10.000%, due February 15, 2012..........        750,000        753,750
                                                                  --------------
                                                                       4,531,724
                                                                  --------------

                                                               December 31, 2004

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                                  PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                         AMOUNT          VALUE

      CORPORATE BONDS, continued

TELECOMMUNICATION SERVICES: 8.0%
      Axtel SA
          11.000%, due December 15, 2013..........       $750,000       $811,875
      Brasil Telecom SA, 144A
          9.375%, due February 18, 2014 (b).......        500,000        540,000
      Empresa Brasileira De Telecom
          11.000%, due December 15, 2008..........        750,000        856,875
      Millicom International Cellular SA, 144A
          10.000%, due December 1, 2013 (b).......        910,000        956,637
      Rogers Wireless, Inc., 144A
          7.500%, due March 15, 2015 (b)..........        250,000        265,000
      Tele Norte Leste Participoes
          8.000%, due December 18, 2013...........        750,000        776,250
                                                                  --------------
                                                                       4,206,637
                                                                  --------------
UTILITIES: 1.1%
      Ormat Funding Corp., 144A
          8.250%, due December 30, 2020 (b).......        593,399        596,366
                                                                  --------------


TOTAL CORPORATE BONDS
      (Cost $44,656,227)..........................                    46,259,886
                                                                  --------------
      LOAN PARTICIPATION NOTES: 1.9%

CONSUMER DISCRETIONARY: 1.9%
THL Bedding Co.
          5.125%, due June 19, 2012 (g)
          (Cost $1,000,000).......................      1,000,000      1,017,500
                                                                  --------------
      STOCKS: 3.0%

      COMMON STOCKS: 0.0%                               NUMBER OF
                                                           SHARES
MATERIALS: 0.0%
      Russell Stanley Holdings, Inc., 144A
          (a)(b)(c) (Cost $0).....................          4,000             0
                                                                  --------------

                                                               December 31, 2004

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                                   NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                      OF SHARES          VALUE

      PREFERRED STOCKS: 3.0%

FINANCIALS: 3.0%
      Health Care REIT, Inc.
         Preferred Convertible Series F...........         40,000     $1,010,000
      Nationwide Health Properties, Inc.
         Preferred Convertible Series B...........          5,000        571,820
                                                                     -----------

TOTAL STOCKS (Cost $1,492,800)....................                     1,581,820
                                                                     -----------

       WARRANTS: 0.1%

CONSUMER DISCRETIONARY: 0.1%
      Barneys, Inc., 144A
          Warrants, Expire 2/1/08 (a) (b).........            500         32,650
                                                                     -----------

TOTAL WARRANTS (Cost $0)..........................                        32,650
                                                                     -----------

      CERTIFICATES OF DEPOSIT: 1.0%                     PRINCIPAL
                                                           AMOUNT
      Community Capital Bank
          2.150%, due December 7, 2005............       $100,000        100,000
      Self Help Credit Union
          3.030%, due December 31, 2005...........        100,000        100,000
      ShoreBank & Trust Co.
          2.090%, due November 6, 2005............        100,000        100,000
      ShoreBank Chicago
          2.970%, due June 29, 2006...............        100,000         99,983
      ShoreBank Cleveland
          2.970%, due June 28, 2006...............        100,000         99,992
                                                                     -----------

TOTAL CERTIFICATES OF DEPOSIT
        (Cost $499,975)...........................                       499,975
                                                                     -----------

      MONEY MARKET SHARES: 4.0%                            NUMBER
                                                        OF SHARES
      Pax World Money Market Fund - note B
        (d) (Cost $2,119,381).....................      2,119,381      2,119,381
                                                                     -----------

TOTAL INVESTMENTS: 98.4%
        (Cost $49,768,385)........................                   $51,511,212

      Other assets and liabilities (Net): 1.6%....                       827,247
                                                                     -----------

Net Assets: 100%..................................                   $52,338,459
                                                                     -----------

                                                               December 31, 2004

PAX WORLD HIGH YIELD FUND, INC.

(a)  Non income producing security

(b) Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(c) Security is being fair valued by a valuation committee under the direction of the Board of Directors

(d) Affiliate - security is managed by Pax World Management Corp., the Fund's adviser

(e)  Principal amount is Euro currency; value is in U.S. dollars

(f)  Principal amount is Pound Sterling currency; value is in U.S. dollars

(g) Restricted security -- security is subject to restrictions on resale under federal securities laws. This security may only be resold upon registration under federal securities laws or in transactions exempt from such registration. The High Yield Fund may not invest more than 5% of its net assets in securities which it might not be free to sell to the public without registration under the Securities Act of 1933. At December 31, 2004 restricted securities, excluding securities issued under Rule 144A, represented 1.94% of net assets.

                              Acquisition                 Value at       % of
     Security                    Date          Cost       12/31/04    Net Assets
     --------                 -----------   ----------   ----------   ----------

     THL Bedding Co.,
     5.125%, June 19, 2012     12/10/03     $1,000,000   $1,017,500      1.94%


AU   Austria (traded in Euro currency)

GB   Great Britain

LU   Luxembourg (traded in Euro currency)

SEE NOTES TO FINANCIAL STATEMENTS

                                            Statements of Assets and Liabilities
                                                               December 31, 2004

PAX WORLD

                                                        BALANCED FUND     GROWTH FUND   HIGH YIELD FUND
                                                       --------------     -----------   ---------------
ASSETS
   Investments, at value - note A
      (cost - $1,090,456,933;
      $46,276,514; and $47,649,004,
      respectively) ..............................     $1,421,913,944     $62,733,326     $49,391,831
   Investments, at value in affiliates
      (cost - $38,931,855; $1,827,826;
      and $2,119,381, respectively) ..............         38,931,855       1,827,826       2,119,381
                                                       --------------     -----------     -----------
          Total Investments ......................      1,460,845,799      64,561,152      51,511,212
   Cash ..........................................            500,099         310,018         325,637
   Prepaid expenses ..............................            172,059          37,523          61,796
   Receivables
      Capital stock sold .........................          1,939,685         260,287          10,530
      Dividends and interest - note A ............          4,146,066          20,668         995,088
      Investment securities sold .................          1,421,227              --              --
      Due from adviser - note B ..................            108,803              --          22,037
                                                       --------------     -----------     -----------
          Total Assets ...........................      1,469,133,738      65,189,648      52,926,300
                                                       --------------     -----------     -----------

LIABILITIES
   Payables:
      Capital stock reacquired ...................          4,685,567         174,434          71,727
      Investment securities purchased ............            977,584              --         233,020
      Dividend payable - note A ..................                 --              --         110,193

   Accrued expenses:
      Investment advisory fees - note B ..........            602,564          65,628          58,583
      Distribution expense .......................            318,489          16,814              --
      Transfer agent fees ........................            128,574          12,371          30,922
      Legal and audit fees .......................             65,064          37,819          52,867
      Custodian fees .............................             26,086           2,941           6,155
      Administration fees ........................                472             972             472
      Other accrued expenses .....................            127,914          19,022          23,902
                                                       --------------     -----------     -----------
         Total Liabilities .......................          6,932,314         330,001         587,841
                                                       --------------     -----------     -----------

NET ASSETS .......................................     $1,462,201,424     $64,859,647     $52,338,459
                                                       ==============     ===========     ===========

                                                               December 31, 2004


PAX WORLD

                                                        BALANCED FUND     GROWTH FUND   HIGH YIELD FUND
                                                       --------------     -----------   ---------------
NET ASSETS REPRESENTED BY:
   Paid in Capital ...............................     $1,130,227,659     $56,216,888     $50,306,036
   Undistributed net investment
     income ......................................            242,403              --          91,432
   Accumulated net realized gain (loss) ..........            274,350      (7,814,053)        192,051
   Net unrealized appreciation of:
       Investments ...............................        331,457,012      16,456,812       1,742,829
       Foreign currency translations .............                 --              --           6,111
                                                       --------------     -----------     -----------
NET ASSETS .......................................     $1,462,201,424     $64,859,647     $52,338,459(a)
                                                       ==============     ===========     ===========

   Shares of capital stock outstanding
      (75,000,000; 25,000,000; and
      50,000,000 authorized shares,
      respectively, and $1 par value
      for all funds) .............................         62,961,708       5,424,453         (b)

Net Asset Value per Share ........................             $23.22          $11.96         (c)
                                                               ======          ======         ===

(a) Net Assets Attributable to:
    Individual Investor Class.....................                                        $45,851,923
                                                                                          ===========
    Institutional Class...........................                                        $ 6,486,536
                                                                                          ===========

(b) Capital Shares Outstanding:
    Individual Investor Class.....................                                          5,179,706
                                                                                            =========
    Institutional Class...........................                                            732,656
                                                                                              =======

(c) Net Asset Value per Share:
    Individual Investor Class.....................                                              $8.85
                                                                                                =====
    Institutional Class...........................                                              $8.85
                                                                                                =====

SEE NOTES TO FINANCIAL STATEMENTS

                                                        Statements of Operations
                                                    Year Ended December 31, 2004

PAX WORLD

                                                        BALANCED FUND     GROWTH FUND   HIGH YIELD FUND
                                                       --------------     -----------   ---------------
INVESTMENT INCOME
   Income - note A
     Dividends (net of withholding tax of
       $205,444; $240; and $0, respectively) .....     $   13,083,050     $   178,775     $    38,437
     Dividends from affiliate ....................            457,527          28,350          17,862
     Interest ....................................         12,706,422              --       3,908,544
                                                       --------------     -----------     -----------
         Total Income ............................         26,246,999         207,125       3,964,843

   Expenses
     Investment advisory fee - note B ............          6,543,464         461,588         455,407
     Distribution expense - note B ...............          3,115,834         133,324         163,064
     Transfer agent fees .........................          1,256,800         149,023         124,354
     Printing and other shareholder
       communication fees ........................            362,996          39,622          26,574
     Custodian fees ..............................            325,519          40,183          64,465
     Legal fees and related expenses .............            335,871          48,673          92,189
     Directors' fees and expenses - note B .......            139,157          69,103          46,341
     Audit fees ..................................             64,097          41,326          45,446
     Registration fees ...........................             14,963           3,214              --
     Administration fees .........................             13,333          13,333          13,333
     State taxes .................................             84,766          15,273          13,443
     Other expenses ..............................             87,088           6,002           7,676
                                                       --------------     -----------     -----------
       Total Expenses ............................         12,343,888       1,020,664       1,052,292
                                                       --------------     -----------     -----------

       Less: Fees paid indirectly - note D .......             (7,490)         (4,788)         (1,610)
            Money market advisory
               fee waiver - note B ...............            (27,516)         (1,729)         (1,191)
            Expenses assumed by
               Adviser - note B ..................                 --        (250,952)       (314,824)
                                                       --------------     -----------     -----------
     Net expenses ................................         12,308,882         763,195         734,667
                                                       --------------     -----------     -----------

           Net investment income (loss) ..........         13,938,117        (556,070)      3,230,176
                                                       --------------     -----------     -----------

REALIZED AND UNREALIZED GAIN - notes A and C
     Net realized gain on:
     Investments .................................         40,294,784       3,962,580       1,305,698
     Foreign currency transactions ...............                 --              --         263,256
   Change in unrealized appreciation
     (depreciation) on:
     Investments .................................        115,493,208       7,123,607         (34,067)
     Foreign currency translation ................                 --              --           4,459
                                                       --------------     -----------     -----------
       Net realized and unrealized gain on
         investments and foreign currency ........        155,787,992      11,086,187       1,539,346
                                                       --------------     -----------     -----------
       Net increase in net assets resulting
         from operations .........................     $  169,726,109     $10,530,117     $ 4,769,522
                                                       --------------     -----------     -----------

SEE NOTES TO FINANCIAL STATEMENTS

PAX WORLD

                                                        BALANCED FUND
                                            ------------------------------------
                                                Year Ended        Year Ended
                                            December 31, 2004  December 31, 2003
                                            -----------------  -----------------

Increase (decrease) in net assets
   Operations
     Investment income (loss), net .........     $13,938,117        $12,135,196
     Net realized gain (loss) on
       investments and foreign
       currency transactions ...............      40,294,784        (19,832,291)
  Change in unrealized appreciation
       (depreciation) on investments and
       foreign currency transactions .......     115,493,208        186,044,323
     Net increase in net assets
       resulting from operations ...........     169,726,109        178,347,228
                                              --------------     --------------
  Distributions to shareholders from:
     Net investment income
       Common stock ........................     (13,344,000)       (11,834,367)
       Individual Investor Class ...........              --                 --
       Institutional Class .................              --                 --
     Tax return of capital
       Common stock ........................              --           (331,248)
     Realized gains
       Individual Investor Class ...........              --                 --
       Institutional Class .................              --                 --
                                              --------------     --------------
   Total distributions to shareholders .....     (13,344,000)       (12,165,615)

   From capital share transactions:
   Net increase in net assets from
     capital share transactions ............      81,776,924         25,193,760
   Redemption fees .........................              --                 --
                                              --------------     --------------
   Net increase in net assets ..............     238,159,033        191,375,373

Net assets
   Beginning of year .......................   1,224,042,391      1,032,667,018
                                              --------------     --------------

   End of year(1) ..........................  $1,462,201,424     $1,224,042,391
                                              ==============     ==============

(1) Includes undistributed net
    investment income ......................        $242,403     $           --
                                              ==============     ==============

SEE NOTES TO FINANCIAL STATEMENTS

                                             Statements of Changes in Net Assets


                                                             GROWTH FUND                               HIGH YIELD FUND
                                               ---------------------------------------      ---------------------------------------
                                                  Year Ended            Year Ended             Year Ended            Year Ended
                                               December 31, 2004     December 31, 2003      December 31, 2004     December 31, 2003
                                               -----------------     -----------------      -----------------     -----------------
Increase (decrease) in net assets
   Operations
     Investment income (loss), net .........           $(556,070)         $(339,722)            $3,230,176             $2,892,794
     Net realized gain (loss) on
       investments and foreign                         3,962,580            245,278              1,568,954              1,823,447
       currency transactions ...............
  Change in unrealized appreciation
       (depreciation) on investments and
       foreign currency transactions .......           7,123,607          9,209,202                (29,608)             1,855,277
                                                     -----------        -----------            -----------            -----------
     Net increase in net assets
       resulting from operations ...........          10,530,117          9,114,758              4,769,522              6,571,518
  Distributions to shareholders from:
     Net investment income
       Common stock ........................                  --                 --                     --                     --
       Individual Investor Class ...........                                                    (3,235,413)            (2,892,794)
       Institutional Class .................                  --                 --               (236,273)                    --
     Tax return of capital
       Common stock ........................                  --                 --                     --                     --
     Realized gains
       Individual Investor Class ...........                  --                 --                (96,584)                    --
       Institutional Class .................                  --                 --                (11,989)                    --
                                                     -----------        -----------            -----------            -----------
   Total distributions to shareholders .....                  --                 --             (3,580,259)            (2,892,794)

   From capital share transactions:
   Net increase in net assets from
     capital share transactions ............          13,718,962          9,440,758              3,285,451             12,959,470
   Redemption fees .........................                  --                 --                  6,468                     --
                                                     -----------        -----------            -----------            -----------
   Net increase in net assets ..............          24,249,079         18,555,516              4,481,182             16,638,194

Net assets
   Beginning of year .......................          40,610,568         22,055,052             47,857,277             31,219,083
                                                     -----------        -----------            -----------            -----------

   End of year(1) ..........................         $64,859,647        $40,610,568            $52,338,459            $47,857,277
                                                     ===========        ===========            ===========            ===========

(1) Includes undistributed net
    investment income ......................         $        --        $        --               $ 91,432               $110,738
                                                     ===========        ===========            ===========            ===========

SEE NOTES TO FINANCIAL STATEMENTS

                                  Statements of Changes - Capital Stock Activity


PAXWORLD

                                      Year Ended      Year Ended       Year Ended      Year Ended
                                     December 31,    December 31,     December 31,    December 31,
                                         2004            2003             2004            2003
                                     -----------     -----------      -----------     ------------
                                                Shares                           Amount
                                                ------                           ------
BALANCED FUND
Common Stock
Shares sold.......................     9,722,177      42,156,563     $208,620,381     $782,790,843
Shares issued in reinvestment
  of distributions................       568,310         577,536       12,569,837       11,332,089
Shares redeemed...................    (6,515,120)    (41,495,133)    (139,413,294)    (768,929,172)
                                      ----------     -----------      -----------     ------------
Net increase .....................     3,775,367       1,238,966      $81,776,924      $25,193,760
                                      ==========     ===========      ===========     ============


GROWTH FUND
Common Stock
Shares sold.......................     2,323,770       4,221,556      $24,526,834      $34,544,311
Shares redeemed...................    (1,045,293)     (3,113,682)     (10,807,872)     (25,103,553)
                                      ----------     -----------      -----------     ------------
Net increase .....................     1,278,477       1,107,874      $13,718,962       $9,440,758
                                      ==========     ===========      ===========     ============


HIGH YIELD FUND
Individual Investor Class
Shares sold.......................     2,828,239      27,098,334      $24,495,484     $224,672,696
Shares issued in reinvestment
   of distributions...............       301,708         243,872        2,615,075        2,036,350
Shares redeemed...................    (3,487,710)    (25,760,020)     (30,026,455)    (213,749,576)
                                      ----------     -----------      -----------     ------------
Net increase (decrease)...........      (357,763)      1,582,186      $(2,915,896)     $12,959,470
                                      ==========     ===========      ===========     ============


                                     June 1, 2004*                   June 1, 2004*
                                    to December 31,                 to December 31,
                                         2004                            2004
                                    ---------------                 ---------------
                                        Shares                          Amount
                                        ------                          ------
HIGH YIELD FUND
Institutional Class
Shares sold.......................     1,041,903                       $8,869,973
Shares issued in reinvestment
   of distributions...............        10,149                           88,372
Shares redeemed...............          (319,396)                      (2,750,530)
                                      ----------                      -----------
Net increase .....................       732,656                       $6,207,815
                                      ==========                      ===========

*Date of commencement of operations

                                                            Financial Highlights


PAX WORLD BALANCED FUND, INC.

1. SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           Year Ended December 31
                                               ------------------------------------------------
                                                2004      2003      2002       2001       2000
                                               ------    ------    ------     ------     ------
Net Asset Value, beginning of period .......   $20.68    $17.82    $19.91     $22.41     $23.40
                                               ------    ------    ------     ------     ------
 Income (loss) from investment operations
  Investment income, net(1) ................     0.23      0.20      0.33       0.47       0.51
    Realized and unrealized gain
      (loss) on investments, net ...........     2.53      2.87     (2.09)     (2.49)      0.78
                                               ------    ------    ------     ------     ------
    Total from investment operations .......     2.76      3.07     (1.76)     (2.02)      1.29
                                               ------    ------    ------     ------     ------

Less distributions
  Dividends from investment income, net ....     0.22      0.20      0.33       0.47       0.53
  Distributions from realized gains ........       --        --        --         --       1.74
  Tax return of capital ....................       --      0.01        --       0.01       0.01
                                               ------    ------    ------     ------     ------
    Total distributions ....................     0.22      0.21      0.33       0.48       2.28
                                               ------    ------    ------     ------     ------
 Net asset value, end of period ............   $23.22    $20.68    $17.82     $19.91     $22.41
                                               ------    ------    ------     ------     ------

2. TOTAL RETURN(2) .........................    13.39%    17.27%    (8.86%)    (9.09%)     5.66%

3. RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period ('000,000s) .....   $1,462    $1,224    $1,033     $1,161     $1,230
 Ratio to average net assets:
  Net expenses, excluding custody credits ..     0.95%     0.99%     0.95%      0.94%      0.96%
  Net investment income ....................     1.07%     1.09%     1.74%      2.27%      2.14%
 Portfolio turnover rate ...................    33.02%    19.33%    36.96%     37.50%     26.49%
 Net expenses, including custody credits
  and expenses assumed by Adviser ..........     0.95%     0.99%     0.95%      0.94%      0.96%
 Net expenses, excluding custody credits
  and expenses assumed by Adviser ..........     0.95%     0.99%     0.97%      0.94%      0.96%

(1)  Based on average shares outstanding during the period.

(2) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

                                                            Financial Highlights


PAX WORLD GROWTH FUND, INC.

1. SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             Year Ended December 31
                                               -------------------------------------------------------
                                                 2004        2003        2002        2001        2000
                                               -------     -------     -------     -------     -------
 Net Asset Value, beginning of period ......   $  9.80     $  7.26     $  9.23     $ 11.98     $ 14.28
                                               -------     -------     -------     -------     -------
 Income (loss) from investment operations
   Investment (loss), net(1) ...............     (0.12)      (0.09)      (0.05)      (0.04)      (0.02)
   Realized and unrealized gain
     (loss) on investments, net ............      2.28        2.63       (1.92)      (2.71)      (2.28)
                                               -------     -------     -------     -------     -------
      Total from investment operations .....      2.16        2.54       (1.97)      (2.75)      (2.30)
                                               -------     -------     -------     -------     -------
 Net asset value, end of period ............   $ 11.96     $  9.80     $  7.26     $  9.23     $ 11.98
                                               -------     -------     -------     -------     -------

2. TOTAL RETURN(2) .........................     22.04%      34.99%     (21.34%)    (22.95%)    (16.11%)

3. RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of period ('000s) .........   $64,860     $40,611     $22,055     $24,820     $28,523
 Ratio to average net assets:
  Net expenses, excluding custody credits ..      1.51%       1.50%       1.52%       1.53%       1.56%
  Net investment loss ......................     (1.09%)     (1.10%)     (0.78%)     (0.48%)     (0.14%)
 Portfolio turnover rate ...................     92.68%     116.87%     105.86%      54.71%      83.97%
 Net expenses, including custody credits
  and expenses assumed by Adviser ..........      1.50%       1.50%       1.50%       1.50%       1.50%
 Net expenses, excluding custody credits
  and expenses assumed by Adviser ..........      2.01%       2.56%       2.69%       2.45%       2.40%

(1)  Based on average shares outstanding during the period.

(2) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

                                                            Financial Highlights


PAX WORLD HIGH YIELD FUND, INC.
(INDIVIDUAL INVESTOR CLASS)

1. SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              Period Ended December 31
                                               --------------------------------------------------------
                                                 2004       2003        2002         2001         2000
                                               -------    -------     -------      -------      -------
Net Asset Value, beginning
 of period .................................     $8.64      $7.89       $8.50        $8.74        $9.67
                                               -------    -------     -------      -------      -------
Income (loss) from investment operations
 Investment income, net(1) .................      0.56       0.54        0.56         0.75         0.88
 Realized and unrealized gain (loss)
  on investments, net ......................      0.27       0.75       (0.61)       (0.24)       (0.93)
                                               -------    -------     -------      -------      -------
 Total from investment operations ..........      0.83       1.29       (0.05)        0.51        (0.05)
                                               -------    -------     -------      -------      -------
Less distributions
 Dividends from investment income, net......      0.60       0.54        0.56         0.75         0.88
 Distributions from realized gains .........      0.02         --          --           --           --
                                               -------    -------     -------      -------      -------
   Total distributions .....................      0.62       0.54        0.56         0.75         0.88
                                               -------    -------     -------      -------      -------
Net asset value, end of period .............     $8.85      $8.64       $7.89        $8.50        $8.74
                                               -------    -------     -------      -------      -------
2. TOTAL RETURN(2)..........................     10.00%     16.90%      (0.51%)       5.82%       (0.58%)
3. RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period ('000s) ..........   $45,852    $47,857     $31,219      $16,259      $10,340
Ratio to average net assets:
 Net expenses, excluding custody credits ...      1.50%      1.50%       1.48%        1.57%        0.92%
 Net investment income .....................      6.46%      6.56%       6.96%        8.42%        9.80%
Portfolio turnover rate ....................     94.84%    130.69%     101.70%      194.33%      119.90%
Net expenses, including custody credits
 and expenses assumed by Adviser ...........      1.50%      1.50%       1.46%        1.50%        0.85%
Net expenses, excluding custody credits
 and expenses assumed by Adviser ...........      2.13%      2.07%(3)    2.49%(3)     3.46%(3)     4.43%(3)

(1)  Based on average shares outstanding during the period.

(2) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

(3)  Includes additional expense reimbursement.

                                                            Financial Highlights


PAX WORLD HIGH YIELD FUND, INC.
(INSTITUTIONAL CLASS)

1. SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    Period Ended
                                                                    December 31,
                                                                       2004 *
                                                                    ------------

Net Asset Value, beginning of period ..............................    $8.44
                                                                      ------
Income from investment operations
  Investment income, net(1) .......................................     0.34
  Realized and unrealized gain
  on investments, net .............................................     0.46
                                                                      ------
       Total from investment operations ...........................     0.80
                                                                      ------
Less Distributions
  Dividends from investment income, net ...........................     0.37
  Distributions from realized gains ...............................     0.02
                                                                      ------
       Total distributions ........................................     0.39
                                                                      ------
Net asset value, end of period ....................................    $8.85
                                                                      ------

2. TOTAL RETURN(2,3) ..............................................     9.65%

3. RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period ('000s) .................................   $6,487
Ratio to average net assets:
   Net expenses, excluding custody credits ........................     1.15%(4)
   Net investment income ..........................................     6.85%(4)
Portfolio turnover rate ...........................................    94.84%
Net expenses, including custody credits
   and expenses assumed by Adviser ................................     1.15%(4)
Net expenses, excluding custody credits
   and expenses assumed by Adviser ................................     1.93%(4)

*Commencement of operations was June 1, 2004

(1)  Based on average shares outstanding during the period.

(2) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

(3)  Not Annualized

(4)  Annualized

                                                   Notes to Financial Statements
                                                               December 31, 2004

PAX WORLD BALANCED FUND, INC.
PAX WORLD GROWTH FUND, INC.
PAX WORLD HIGH YIELD FUND, INC.

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT
         ACCOUNTING POLICIES

ORGANIZATION

Pax World Balanced Fund, Inc. ("Balanced Fund"), Pax World Growth Fund, Inc. ("Growth Fund") and Pax World High Yield Fund, Inc. ("High Yield Fund") (collectively, the "Funds") are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act").

The Funds' policy is to invest in securities of companies producing goods and services that improve the quality of life, and that are not, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of tobacco, liquor, and/or gambling products.

The Balanced Fund's investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

The Growth Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of established companies with above-average growth prospects. Current income, if any, is incidental.

The High Yield Fund's primary investment objective is to seek high current income. It will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective. It seeks to achieve this objective by investing at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) rated below BBB by Standard & Poor's Ratings Group or below Baa by Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities that are, in the opinion of Pax World Management Corp., the Fund's adviser (the "Adviser"), of comparable quality (commonly referred to as "junk bonds"). These percentages may vary, however, depending upon market conditions. On April 30, 2004, the High Yield Fund added an Institutional Class of shares and renamed its existing shares the Individual Investor Class. Operations of the Institutional Class of shares commenced on June 1, 2004.

                                                               December 31, 2004


ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Securities listed on any national, regional, local or foreign exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system (other than options on stock and stock indices) are valued using the NASDAQ Official Closing Price (the "NOCP"). Shares in money market funds are valued at $1 per share. Certificates of deposit, if any, are valued at cost; accrued interest to December 31, 2004 is included in dividends and interest receivable. Valuations of bonds in the High Yield Fund are from independent pricing services or broker-dealers, which may or may not be managing underwriters. Securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors.

INVESTMENT TRANSACTIONS

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

EXPENSES

Expenses of the Funds, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Expenses directly

                                                               December 31, 2004


attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. The Balanced Fund, Growth Fund and High Yield Fund Individual Investor Class each have a 12b-1 plan. The High Yield Fund Institutional Class does not have a 12b-1 plan.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates.

The Balanced and Growth Funds intend to declare and distribute dividends from net investment income, if any, semi-annually.

The High Yield Fund intends to declare dividends from net investment income daily and pay such dividends monthly, on the first business day of the month subsequent to the month of accrual. Shareholders who redeem shares during a month receive the dividend accrued to the date of redemption.

The Funds will distribute net realized capital gains, if any, annually.

FEDERAL INCOME TAXES

The Funds have qualified and intend to continue to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

FOREIGN CURRENCY TRANSACTIONS

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

                                                               December 31, 2004


NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS
         WITH AFFILIATES AND OTHER PARTIES

Each Fund has entered into an Investment Advisory Agreement (the "Agreements") with Pax World Management Corp. (the "Adviser"). Pursuant to the Agreements, the Adviser furnishes investment advisory services in connection with the management of the Funds. Under the Agreements, the Adviser, subject to the supervision of the Board of Directors of each of the Funds, is responsible for managing the assets of the Funds in accordance with their investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds.

As compensation for services rendered, each Fund pays the Adviser a fee accrued daily and paid monthly, at the annual rates set forth below as a percentage of the average daily net assets of the relevant Fund. Pursuant to the terms of the Advisory Agreement between the Balanced Fund and the Adviser, the Adviser will be compensated by the Balanced Fund for its services at an annual rate of three-quarters of one percent (.75%) of average daily net assets up to and including $25,000,000 and one-half of one percent (.50%) of average daily net assets in excess of $25,000,000. Pursuant to the terms of the Advisory Agreements between the Adviser and each of the Growth and High Yield Funds, the Adviser will be compensated for its services as follows: in the event that the average daily net assets of such Fund are less than $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of $25,000; in the event that the average daily net assets of such Fund are equal to or in excess of $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of one percent (1%) of average daily net assets up to and including $25,000,000 and three-quarters of one percent (.75%) of average daily net assets in excess of $25,000,000.

The Adviser has agreed to supply and pay for such services as are deemed by the Boards of Directors of the Funds to be necessary or desirable and proper for the continuous operations of those Funds (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) (i) with respect to the Balanced and Growth Funds that exceed, on a per annum basis, one and one-half percent (1.5%) of the average daily net assets of such Fund, (ii) with respect to the Individual Investor Class of shares of the High Yield Fund that exceed, on a per annum basis, one and one-half percent (1.5%) of the average daily net assets of such class, and
(iii) with respect to the Institutional Class of shares of the High Yield Fund that exceed, on a per annum basis, one and fifteen-hundredths percent (1.15%) of the average daily net assets of such class. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors;
(iii) the fees of the Funds' custodian and transfer

                                                               December 31, 2004


agent; (iv) the fees of the Funds' legal counsel and independent accountants;
(v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Boards of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. For the year ended December 31, 2004, the expense reimbursements and voluntary fee waivers for each of the Funds were as follows:
                                             Total Expenses
 Fund                                    Assumed by Adviser
 ----                                    ------------------

Growth                                         $250,952
High Yield - Individual Investor Class          290,254
High Yield - Institutional Class                 24,570

Each Fund maintains a distribution expense plan or plans (individually, a "Plan"; collectively, the "Plans") pursuant to Rule 12b-1 under the Act pursuant to which such Fund incurs the expenses of distributing its shares. The Balanced and Growth Funds and the High Yield Fund Individual Investor Class have instituted this plan while the High Yield Fund Institutional Class has not. Such expenses include (but are not limited to) advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors (i) individually and in the aggregate, up to twenty-five hundredths of one percent (.25%) per annum of its average daily net assets of the Balanced Fund, Growth Fund and High Yield Fund Individual Investor Class of shares, as the case may be, for personal service and/or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct, and (ii) total distribution fees (including the service fee of .25% of 1%) up to (A) twenty-five hundredths of one percent (.25%) of its average daily net assets with respect to the Balanced Fund, and
(B) thirty-five hundredths of one percent (.35%) per annum of its average daily net assets with respect to the Growth Fund and the High Yield Fund Individual Investor Class. Each Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If any of the Plans is terminated, the payment of fees to third parties would be discontinued at that time. For the year ended December 31, 2004, the Funds were not charged expenses in excess of the contractual rate; the following amounts were paid by the
Adviser:

Fund                                              Amount
----                                             -------

High Yield - Individual Investor Class           $43,522

                                                               December 31, 2004


All three Funds are permitted to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets that any of the three Funds have invested in the Pax World Money Market Fund, Inc. For the year ended December 31, 2004, the advisory fee was waived as follows:

Fund                Amount of Waiver
----                ----------------
Balanced                  $27,516
Growth                      1,729
High Yield                  1,191

Several individuals who are officers and/or Directors of the Funds are also employees of the Adviser.

The Balanced Fund currently pays each of its unaffiliated Directors a fee of $2,000, and each of its affiliated Directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Balanced Fund. The Growth and High Yield Funds currently pay each of their unaffiliated Directors a fee of $1,000, and each of their affiliated Directors a fee of $300, for attendance at each meeting of the Board of Directors of such Funds. In addition, the Balanced Fund pays $1,000 and the Growth and High Yield Funds pay $500 to each member of their Audit Committees for attendance at each meeting of such committees. Each of the Funds pays $300 to each member of their Nominating Committees for attendance at each meeting of such committees.

Mr. Lee Unterman, a partner with Kurzman Karelsen & Frank, LLP, is Secretary of all three Funds. During the year ended December 31, 2004, the Funds incurred legal fees and related expenses with Kurzman Karelsen & Frank, LLP, general counsel for the Funds, as follows:

 Fund          Legal Fees and Expenses
 ----          -----------------------

Balanced                 $331,185
Growth                     57,181
High Yield                 91,694

Substantially all of the Adviser's capital stock is currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-five and seventy-three hundredths percent (25.73%) ownership interest in H.G. Wellington and Co., Inc., the Funds' distributor and a brokerage firm that the Funds may use to execute brokerage transactions ("H.G. Wellington"). Thomas
W. Grant, the President of the Adviser and of H.G. Wellington, has less than 5% ownership interest in the Adviser and H.G. Wellington. Brokerage commissions and Distribution expenses under the Plans paid to H.G. Wellington during the year ended December 31, 2004 are as follows:

                                                               December 31, 2004


                        Brokerage          % of Total           Distribution
 Fund                   Commission         Commissions            Expenses
 ----                   ----------         -----------          ------------

Balanced                $198,778             21.46%              $  5,855
Growth                    36,943             22.23%                 5,913
High Yield                     0                 0                 16,177


NOTE C - INVESTMENTS INFORMATION

Purchases and proceeds from sales of investments for the three Funds for the year ended December 31, 2004 are as follows:

                          Purchases                        Proceeds
                -----------------------------    ----------------------------
                                     U.S.                           U.S.
                                  Government                     Government
 Fund           Investments*         Bonds       Investments*       Bonds
----------      ------------     ------------    ------------    ------------

Balanced        $280,934,621     $220,184,319    $250,961,110    $163,736,395
Growth            57,840,537                0      44,879,198               0
High Yield        48,666,953                0      44,237,212               0

*excluding short-term investments and U.S. Government bonds

The term "affiliated company" includes other investment companies that are managed by a fund's adviser. At December 31, 2004, the Funds held the following security of an affiliated company, Pax World Money Market Fund, Inc.:

   Value at        Purchased           Sold           Value at       Dividend
   12/31/03           Cost             Cost           12/31/04        Income
 ------------     ------------     ------------      -----------     --------
Balanced*
  $36,700,004     $324,312,241     $322,080,390      $38,931,855     $457,527

Growth
    1,408,153       43,596,623       43,176,950        1,827,826       28,350

High Yield
     3,582,277      44,246,768       45,709,664        2,119,381       17,862

*A "controlled affiliate" is a company in which a fund has ownership of at least 25% of the voting securities. At December 31, 2004, the Balanced Fund held at least 25% of the Pax World Money Market Fund, Inc.

For Federal income tax purposes, the identified cost of investments owned at December 31, 2004 as well as the gross unrealized appreciation and depreciation of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2004 were as follows for the three Funds:

                                                               December 31, 2004

                 Identified
                   cost of                                           Net
                 investments         Gross          Gross        unrealized
                 for Federal       unrealized     unrealized     appreciation
Fund          income tax basis    appreciation   depreciation   (depreciation)
----------    ----------------    ------------   ------------    ------------

Balanced       $1,129,388,787     $338,590,871    $7,133,859     $331,457,012
Growth             48,104,339       16,617,523       160,711       16,456,812
High Yield         49,768,383        2,071,214       328,385        1,742,829


NOTE D - TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2004, permanent differences resulting primarily from differing treatments for paydowns, foreign currency transactions and net investment loss were identified and reclassified among the components of net assets as follows:

                                          Accumulated
                 Undistributed Net       Net Realized
Fund             Investment Income        Gain (Loss)       Paid-In Capital
----             -----------------        -----------       ---------------

Balanced             $(351,714)            $351,714                  $0
Growth                 556,070                    0            (556,070)
High Yield             222,204             (222,204)                  0

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

Under current tax laws, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds incurred the following losses during the period November 1, 2004 through December 31, 2004, which have been deferred for tax purposes until fiscal year 2005:

 Fund              Deferred Losses
 ----              ---------------
Balanced               $202,650

The tax character of distributions paid during the years ended December 31 was as follows:

                       2004            2004             2003           2003
                     Ordinary        Long-Term        Ordinary      Tax Return
Fund                  Income       Capital Gains       Income       of Capital
----               ------------   ---------------   ------------   ------------

Balanced            $13,344,000            $0       $11,834,367      $331,248
High Yield            3,471,686       108,573         2,892,792             0

                                                               December 31, 2004

As of December 31, 2004, the components of distributable earnings (net unrealized appreciation as stated in note C) on a tax basis were as follows:

                  Undistributed          Undistributed
 Fund            Ordinary Income    Long-Term Capital Gain
 ----            ---------------    ----------------------

Balanced             $719,403                    $0
High Yield             91,432               192,050

At December 31, 2004, the Funds had the following capital loss carryforwards, which may be used to offset future net realized capital gains for Federal income tax purposes, expiring December 31:

Fund                          2009              2010                  Total
-----                      ----------        ----------            ----------

Growth                     $1,190,990        $6,623,063            $7,814,053


NOTE E - CUSTODIAN BANK AND CUSTODIAN FEES

The custodian fees charged are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the Funds' custodian. If the Funds did not have such offset arrangements, they could have invested such amounts in income-producing assets. Custody credits for each of the three Funds for the year ended December 31, 2004, reported as Fees paid indirectly in the Statements of Operations, are as follows:

Fund               Custody Credits
----               ---------------

Balanced                   $7,490
Growth                      4,788
High Yield                  1,610


NOTE F - SUBSEQUENT EVENT

The High Yield Fund and the Adviser have determined to contact the Securities & Exchange Commission regarding an internal control issue at the Adviser relating to certain corporate records of the Fund. As of March 10, 2005, it is uncertain what impact, if any, the resolution of this issue may have on the High Yield Fund, including on the Adviser's ability to manage the Fund.


NOTE G - PROXY VOTING (UNAUDITED)

You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request by contacting the Funds at 800-767-1729 or on the SEC's website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June

                                                               December 31, 2004


30 is available without charge, upon request, by telephoning Pax World at 800-767-1729, visiting Pax World's website at www.paxworld.com, or by visiting the SEC's website at www.sec.gov.


NOTE H - QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE (UNAUDITED)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund's Forms N-Q may also be obtained by visiting Pax World's website at www.paxworld.com or telephoning Pax World (toll-free) at 800-767-1729.


NOTE I - MANAGEMENT OF THE FUNDS (UNAUDITED)

The Funds' officers are responsible for the day-to-day operations of the Funds. The Funds' Boards of Directors oversee the Adviser and decide upon matters of general policy. Each Board of Directors meets four (4) times per year, reviews portfolio selections and bonding requirements, declares dividends, if any, and reviews the activities of the executive officers of their Fund. Such activities are consistent with their fiduciary obligations as directors under the General Corporation Law of the State of Delaware. The Adviser furnishes daily investment advisory services.

OFFICERS/DIRECTORS

The following table reflects the name, address and age, position(s) held with each of the Funds, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the officers and/or directors of the Funds. The directors and officers set forth in the first table below (Interested Directors and Officers) are considered interested persons under the Investment Company Act of 1940, as amended, by virtue of their position or affiliation with the Adviser and/or H.G. Wellington & Co., Inc., the Fund's distributor and a brokerage firm that the Funds may use to execute brokerage transactions ("H.G. Wellington"). The directors and officers in the second table (Disinterested Directors and Officers) are not considered interested persons and have no affiliation with the Adviser or H.G. Wellington.

None of the directors or officers of any Fund are related to one another by blood, marriage or adoption, except that Laurence A. Shadek and James M. Shadek are brothers. The aggregate remuneration paid by each Fund during the period covered by the report to: (i) all directors and all

                                                               December 31, 2004


members of any advisory board for regular compensation; (ii) each director and each member of an advisory board for special compensation; (iii) all officers; and (iv) each person of whom any officer or director of the Fund is an affiliated person is as follows: Pax World Balanced Fund, Inc., $129,000; Pax World Growth Fund, Inc., $62,900; and Pax World High Yield Fund, Inc., $42,000.

INTERESTED DIRECTORS AND OFFICERS

----------------------------- -------------------- ---------------------------- ---------------

                              POSITION(S) HELD                                  NUMBER OF
                              WITH FUNDS;                                       PORTFOLIOS IN
                              TERM OF OFFICE(1);   PRINCIPAL OCCUPATION(S)      THE PAX WORLD
                              AND LENGTH           DURING PAST 5 YEARS AND      FUND FAMILY
                              OF TIME              OTHER DIRECTORSHIPS HELD     OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               BY DIRECTOR OR OFFICER       DIRECTOR
----------------------------- -------------------- ---------------------------- ---------------
Thomas W. Grant               Vice Chairman of     Mr. Grant is the Vice              3
14 Wall Street                the Board of         Chairman of the Board and
New York, NY  10005;          Directors;           President of the Balanced
(63) (2, 3, and 4)            Director and         Fund (1996-present), the
                              President -          President of the Growth
                              Balanced Fund        Fund (1997-present), the
                              (since 1996)         High Yield Fund
                                                   (1999-present), the Money
                              Director and         Market Fund
                              President - Growth   (1998-present), the
                              Fund (since 1997)    Adviser (1996-present),
                                                   and H.G. Wellington
                              President - Money    (1991-present).  Mr. Grant
                              Market Fund (since   has been associated with
                              1998)                H.G. Wellington since 1991
                                                   and served previously with
                              Director and         the firm of Fahnestock &
                              President - High     Co. for twenty-six years
                              Yield Fund (since    as a partner, managing
                              1999)                director and senior
                                                   officer. His duties
                                                   encompassed branch office
                                                   management, corporate
                                                   finance, syndications and
                                                   municipal and corporate
                                                   bonds. Mr. Grant is a
                                                   graduate of the University of
                                                   North Carolina (BA). Mr.
                                                   Grant is also a member of the
----------------------------- -------------------- ---------------------------- ---------------

                                                               December 31, 2004

----------------------------- -------------------- ---------------------------- ---------------

                              POSITION(S) HELD                                  NUMBER OF
                              WITH FUNDS;                                       PORTFOLIOS IN
                              TERM OF OFFICE(1);   PRINCIPAL OCCUPATION(S)      THE PAX WORLD
                              AND LENGTH           DURING PAST 5 YEARS AND      FUND FAMILY
                              OF TIME              OTHER DIRECTORSHIPS HELD     OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               BY DIRECTOR OR OFFICER       DIRECTOR
----------------------------- -------------------- ---------------------------- ---------------
                                                   board of directors of the
                                                   Securities Investor
                                                   Protection Corporation
                                                   (2003-present).

----------------------------- -------------------- ---------------------------- ---------------
James M. Shadek               Treasurer - Growth   Mr. Shadek is the                 N/A
14 Wall Street                Fund (since 1997)    Treasurer of the Growth
New York, NY 10005;                                Fund (1997-present) and
(52)                          Treasurer - High     the High Yield Fund
                              Yield Fund (since    (1999-present), a Senior
                              1999)                Vice President for Social
                                                   Research of the Adviser
                                                   (1996-present) and an
                                                   Account Executive with
                                                   H.G. Wellington
                                                   (1986-present).   Mr.
                                                   Shadek, together with
                                                   members of his family,
                                                   owns substantially all of
                                                   the outstanding shares of
                                                   capital stock of the
                                                   Adviser and a 25.73%
                                                   interest in H.G.
                                                   Wellington.

----------------------------- -------------------- ---------------------------- ---------------
Laurence A. Shadek            Chairman of the      Mr. Shadek is the Chairman         3
14 Wall Street                Board of             of the Board of Directors
New York, NY  10005; (55)     Directors;           of the Balanced Fund
(2, 3, and 4)                 Director -           (1996-present), the Growth
                              Balanced Fund        Fund (1997-present), and
                              (since 1996)         the High Yield Fund
                                                   (1999-present), an
                              Chairman of the      Executive Vice President
                              Board of             of the Money Market Fund
                              Directors;           (1998-present), the
                              Director - Growth    Chairman of the Board of
                              Fund (since 1997)    the Adviser
                                                   (1996-present), and an
                              Executive Vice       Executive Vice-President
                              President -          of H.G. Wellington
                                                   (1986-present). Mr.

----------------------------- -------------------- ---------------------------- ---------------

                                                               December 31, 2004

----------------------------- -------------------- ---------------------------- ---------------

                              POSITION(S) HELD                                  NUMBER OF
                              WITH FUNDS;                                       PORTFOLIOS IN
                              TERM OF OFFICE(1);   PRINCIPAL OCCUPATION(S)      THE PAX WORLD
                              AND LENGTH           DURING PAST 5 YEARS AND      FUND FAMILY
                              OF TIME              OTHER DIRECTORSHIPS HELD     OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               BY DIRECTOR OR OFFICER       DIRECTOR
----------------------------- -------------------- ---------------------------- ---------------
                              Money Market Fund    Shadek, together with
                              (since 1998)         members of his family,
                                                   owns substantially all of
                              Chairman of the      the outstanding shares of
                              Board of             capital stock of the
                              Directors;           Adviser and a 25.73%
                              Director - High      interest in H.G.
                              Yield Fund (since    Wellington.  Mr. Shadek
                              1999)                has been associated with
                                                   H.G. Wellington since March
                                                   1986 and was previously
                                                   associated with Stillman,
                                                   Maynard & Co., where he was a
                                                   general partner. Mr. Shadek's
                                                   investment experience
                                                   includes twelve years as a
                                                   limited partner and Account
                                                   Executive with the firm Moore
                                                   & Schley. Mr. Shadek is a
                                                   graduate of Franklin &
                                                   Marshall College (BA) and NYU
                                                   Stern School of Business
                                                   (MBA). Mr. Shadek is a member
                                                   of the Board of Trustees of
                                                   Franklin & Marshall College.

----------------------------- -------------------- ---------------------------- ---------------

DISINTERESTED DIRECTORS AND OFFICERS

----------------------------- -------------------- ---------------------------- ---------------
Carl H. Doerge, Jr.           Director -           Mr. Doerge has been a              3
867 Remsen Lane               Balanced Fund        private investor since
Oyster Bay, NY 11771; (66)    (since 1998)         1995.  Prior to that, Mr.
(5, 6, and 7)                                      Doerge was Executive Vice
                              Director - Growth    President and Managing
                              Fund (since 1997)    Director of Smith Barney
                                                   for approximately
                              Director - High      twenty-four years. Mr.
                              Yield Fund (since    Doerge is  a Member of
                              1999)                the Board of Trustees,
                                                   the Deputy
----------------------------- -------------------- ---------------------------- ---------------

                                                               December 31, 2004

----------------------------- -------------------- ---------------------------- ---------------

                              POSITION(S) HELD                                  NUMBER OF
                              WITH FUNDS;                                       PORTFOLIOS IN
                              TERM OF OFFICE(1);   PRINCIPAL OCCUPATION(S)      THE PAX WORLD
                              AND LENGTH           DURING PAST 5 YEARS AND      FUND FAMILY
                              OF TIME              OTHER DIRECTORSHIPS HELD     OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               BY DIRECTOR OR OFFICER       DIRECTOR
----------------------------- -------------------- ---------------------------- ---------------
                                                   Mayor and the Police
                                                   Commissioner of the
                                                   Village of Upper
                                                   Brookville, NY. Mr.
                                                   Doerge also is a member
                                                   of the Board of Directors
                                                   (1998-present) and
                                                   Chairman of the
                                                   Investment Committee
                                                   (1999-present) of St.
                                                   Johnland Nursing Home in
                                                   Kings Park, NY.
----------------------------- -------------------- ---------------------------- ---------------
Anita D. Green                Co-Treasurer -       Ms. Green serves as the           N/A
c/o Pax World                 Balanced Fund        Vice President of Social
Management Corp.              (1998-2004)          Research (2003-present)
222 State Street                                   and was the Director of
Portsmouth, NH 03801; (40)    Assistant            Social Research
                              Treasurer  -         (1996-2003) and Manager of
                              Growth Fund          Shareholder Services
                              (1997-2004)          (1990-2000) for the
                                                   Adviser. Ms. Green was
                              Assistant            also a Co-Treasurer of the
                              Treasurer - High     Adviser (1998-2004) and
                              Yield Fund           the Balanced Fund
                              (1999-2004)          (1998-2004) and an
                                                   Assistant Treasurer of the
                                                   Growth Fund (1997-2004) and
                                                   the High Yield Fund
                                                   (1999-2004). Ms. Green is a
                                                   member of the Board of
                                                   Directors of the Social
                                                   Investment Forum (SIF), the
                                                   steering committee of the SIF
                                                   International Working Group,
                                                   and the steering committee of
                                                   the Social Investment
                                                   Research Analyst Network.

----------------------------- -------------------- ---------------------------- ---------------

                                                               December 31, 2004

----------------------------- -------------------- ---------------------------- ---------------

                              POSITION(S) HELD                                  NUMBER OF
                              WITH FUNDS;                                       PORTFOLIOS IN
                              TERM OF OFFICE(1);   PRINCIPAL OCCUPATION(S)      THE PAX WORLD
                              AND LENGTH           DURING PAST 5 YEARS AND      FUND FAMILY
                              OF TIME              OTHER DIRECTORSHIPS HELD     OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               BY DIRECTOR OR OFFICER       DIRECTOR
----------------------------- -------------------- ---------------------------- ---------------
Michelle L. Guilmette         Assistant            Ms. Guilmette is the              N/A
c/o Pax World                 Treasurer (since     Operations Specialist-
Management Corp.              1997) and            Broker/Dealer Services
222 State Street              Assistant            (1999-present) and was a
Portsmouth, NH 03801-3853;    Secretary (since     Shareholder Services
(31)                          1999) - Balanced     Representative (1992-1999)
                              Fund                 for the Adviser. Ms.
                                                   Guilmette also is an
                              Assistant            Assistant Treasurer of the
                              Secretary (since     Balanced Fund
                              1999) - Growth       (1997-present), and is an
                              Fund                 Assistant Secretary of the
                                                   Balanced Fund
                              Assistant            (1999-present), the Growth
                              Secretary (since     Fund (1999-present) and
                              2000) - High Yield   the High Yield Fund
                              Fund                 (2000-present).

----------------------------- -------------------- ---------------------------- ---------------
James M. Large, Jr.           Director -           Mr. Large served as the            3
c/o Pax World                 Balanced Fund        Chairman Emeritus of Dime
Management Corp.              (since 2001)         Bancorp, Inc. (1998-2002)
222 State Street                                   and was the Chairman
Portsmouth, NH 03801; (72)    Director - Growth    (1995-1997) and Chief
(5, 6, and 7)                 Fund (since 2001)    Executive Officer
                                                   (1995-1996) of Dime
                              Director - High      Bancorp, Inc. Prior to
                              Yield Fund (since    that, Mr. Large was the
                              1999)                Chairman and Chief
                                                   Executive Officer of
                                                   Anchor Savings Bank /
                                                   Anchor Bancorp
                                                   (1989-1995). Mr. Large is
                                                   a member of the Board of
                                                   Directors of the Wildlife
                                                   Conservation Society and
                                                   served as its Acting
                                                   President and Chief
                                                   Executive Officer
                                                   (2000-2001). Mr. Large
                                                   also is a
----------------------------- -------------------- ---------------------------- ---------------

                                                               December 31, 2004

----------------------------- -------------------- ---------------------------- ---------------

                              POSITION(S) HELD                                  NUMBER OF
                              WITH FUNDS;                                       PORTFOLIOS IN
                              TERM OF OFFICE(1);   PRINCIPAL OCCUPATION(S)      THE PAX WORLD
                              AND LENGTH           DURING PAST 5 YEARS AND      FUND FAMILY
                              OF TIME              OTHER DIRECTORSHIPS HELD     OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               BY DIRECTOR OR OFFICER       DIRECTOR
----------------------------- -------------------- ---------------------------- ---------------
                                                   member of the Boards of
                                                   Directors of the Nature
                                                   Conservancy of Long Island
                                                   (where he served as Acting
                                                   Executive Director in 1998),
                                                   the Nature Conservancy of New
                                                   York, North Shore Wildlife
                                                   Sanctuary, Matinicock
                                                   Planning Board, Nassau
                                                   Community College and Long
                                                   Island Index. Mr. Large also
                                                   serves on the Investment
                                                   Advisory Committee of the
                                                   Episcopal Diocese of Long
                                                   Island.

----------------------------- -------------------- ---------------------------- ---------------
Louis F. Laucirica            Director -           Mr. Laucirica is an               3
30 Oldchester Road            Balanced Fund        Associate Dean and
Essex Fells, NJ 07021;        (since 2003)         Director of Undergraduate
(63) (8, 9 and 10)                                 Studies of Stevens
                              Director - Growth    Institute of Technology,
                              Fund (since 2003)    Howe School
                                                   (1999-present). Prior to
                              Director - High      that, Mr. Laucirica was
                              Yield Fund (since    Executive-in-Residence and
                              2003)                Executive Director
                                                   Professional and
                                                   International Programs of
                                                   Pace University, Lubin
                                                   School (1998-1999), and
                                                   the President and Chief
                                                   Executive Officer of
                                                   Norton Performance
                                                   Plastics Corporation
                                                   (1989-1998). Mr. Laucirica
                                                   had been associated with
                                                   the Norton company since
                                                   1972.
----------------------------- -------------------- ---------------------------- ---------------

                                                               December 31, 2004

----------------------------- -------------------- ---------------------------- ---------------

                              POSITION(S) HELD                                  NUMBER OF
                              WITH FUNDS;                                       PORTFOLIOS IN
                              TERM OF OFFICE(1);   PRINCIPAL OCCUPATION(S)      THE PAX WORLD
                              AND LENGTH           DURING PAST 5 YEARS AND      FUND FAMILY
                              OF TIME              OTHER DIRECTORSHIPS HELD     OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               BY DIRECTOR OR OFFICER       DIRECTOR
----------------------------- -------------------- ---------------------------- ---------------
Joy L. Liechty                Director -           Ms. Liechty is a Client/           2
1403 Ashton Court             Balanced Fund        Sales Advocate and
Goshen, IN  46526;            (since 1991)         Corporate Conference
(51) (8 and 9)                                     Planner with the Mennonite
                              Director - Growth    Mutual Aid Association, a
                              Fund (since 1997)    faith-based socially
                                                   responsible investing,
                                                   financial services and
                                                   insurance institution
                                                   located in Goshen, Indiana
                                                   (1989--present).  Ms.
                                                   Liechty has been
                                                   associated with that
                                                   organization since 1976,
                                                   serving as the Manager of
                                                   Client Services from 1980
                                                   to 1989.
----------------------------- -------------------- ---------------------------- ---------------
Sanford C. Sherman            Director -           Mr. Sherman is a Trustee           2
91 Hillside Drive             Balanced Fund        of the Piscataqua Savings
Portsmouth, NH  03801; (68)   (since 1992)         Bank, Portsmouth, NH
(5 and 6)                                          (1972-present) and the
                              Director - Growth    Chairman of the Piscataqua
                              Fund (since 1999)    Savings Bank Trust
                                                   Committee (1999-present). Mr.
                                                   Sherman also was the Chief
                                                   Executive Officer until
                                                   December 31, 2000, and was
                                                   the President until December
                                                   31, 1999, of the Piscataqua
                                                   Savings Bank, positions he
                                                   held since April 1981. For 21
                                                   years prior thereto, Mr.
                                                   Sherman held various other
                                                   positions with the bank,
                                                   including Vice President and
                                                   Treasurer.
----------------------------- -------------------- ---------------------------- ---------------

                                                               December 31, 2004

----------------------------- -------------------- ---------------------------- ---------------

                              POSITION(S) HELD                                  NUMBER OF
                              WITH FUNDS;                                       PORTFOLIOS IN
                              TERM OF OFFICE(1);   PRINCIPAL OCCUPATION(S)      THE PAX WORLD
                              AND LENGTH           DURING PAST 5 YEARS AND      FUND FAMILY
                              OF TIME              OTHER DIRECTORSHIPS HELD     OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               BY DIRECTOR OR OFFICER       DIRECTOR
----------------------------- -------------------- ---------------------------- ---------------
Janet Lawton Spates           Treasurer -          Ms. Spates serves as the          N/A
c/o Pax World                 Balanced Fund        Chief Operating Officer
Management Corp.              (since 1998)         for the Adviser
222 State Street                                   (1992-present).  Ms.
Portsmouth, NH 03801; (34)    Assistant            Spates is also Treasurer
                              Treasurer - Growth   of the Adviser
                              Fund (since 1997)    (1998-present) and
                                                   Treasurer of the Balanced
                              Assistant            Fund (1998-present) and an
                              Treasurer - High     Assistant Treasurer of the
                              Yield Fund (since    Growth Fund (1997-present)
                              1999)                and the High Yield Fund
                                                   (1999-present).

----------------------------- -------------------- ---------------------------- ---------------
Nancy S. Taylor               Director -           Dr. Taylor serves as the           2
600 Salem End Road            Balanced Fund        Senior Minister of the Old
Framingham, MA 01702; (49)    (since 1997)         South Church in Boston, MA
(8 and 9)                                          (2005-present). She
                              Director - Growth    previously served as the
                              Fund (since 1997)    Minister and President of
                                                   the Massachusetts
                                                   Conference of the United
                                                   Church of Christ
                                                   (2001-2005) and before
                                                   that as Senior Minister
                                                   with the First
                                                   Congregational Church in
                                                   Boise, Idaho (1992-2001).
                                                   Dr. Taylor is a Trustee of
                                                   Andover Newton Theological
                                                   School (2002-present) and
                                                   a director of Ecclesia
                                                   Ministries, a ministry to
                                                   Boston's homeless
                                                   population (2003-present).
----------------------------- -------------------- ---------------------------- ---------------

                                                               December 31, 2004

----------------------------- -------------------- ------------------------------ ---------------

                              POSITION(S) HELD                                    NUMBER OF
                              WITH FUNDS;                                         PORTFOLIOS IN
                              TERM OF OFFICE(1);   PRINCIPAL OCCUPATION(S)        THE PAX WORLD
                              AND LENGTH           DURING PAST 5 YEARS AND        FUND FAMILY
                              OF TIME              OTHER DIRECTORSHIPS HELD BY    OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               DIRECTOR OR OFFICER            DIRECTOR
----------------------------- -------------------- ------------------------------ ---------------
Lee D. Unterman               Secretary (since     Mr. Unterman serves as the          N/A
c/o Kurzman Karelsen &        1997) and Chief      Secretary of the Balanced
Frank, LLP                    Compliance Officer   Fund (1997-present), the
230 Park Avenue               (since 2004) -       Growth Fund (1997-present)
New York, NY 10169;           Balanced Fund        and the High Yield Fund
(53)                                               (1999-present) and as Chief
                              Secretary (since     Compliance Officer for the
                              1997) and Chief      Balanced, Growth and High
                              Compliance Officer   Yield Funds and for the (since
                              2004) -              Adviser (2004-present). Mr.
                              Growth Fund          Unterman is a Partner with
                                                   the law firm of Kurzman
                              Secretary (since     Karelsen & Frank, LLP
                              1999) and Chief      (2000-present) and was a
                              Compliance Officer   Partner with the law firms
                              (since 2004) -       of Bresler Goodman &
                              High Yield Fund      Unterman, LLP (1997-2000)
                                                   and Broudy & Jacobson
                                                   (1988-1997). In addition,
                                                   Mr. Unterman serves as the
                                                   Chief Compliance Officer and
                                                   Chief Operating Officer
                                                   (since September 2004) of
                                                   David J. Greene and Company,
                                                   LLC, a registered
                                                   broker/dealer and investment
                                                   adviser, which is not
                                                   currently engaged in the
                                                   public mutual fund industry.

----------------------------- -------------------- ------------------------------ ---------------
Esther J. Walls               Director -           Ms. Walls is a director of           3
Apartment 29-J                Balanced Fund        the Balanced Fund
160 West End Avenue           (since 1981)         (1981-present), the Growth
New York, NY  10023;                               Fund (2002-present) and the
(78)                          Director - Growth    High Yield Fund
                              Fund (since 2002)    (1999-present). In addition,
                                                   Ms. Walls was Associate
----------------------------- -------------------- ------------------------------ ---------------

                                                               December 31, 2004

----------------------------- -------------------- ---------------------------- ---------------

                              POSITION(S) HELD                                  NUMBER OF
                              WITH FUNDS;                                       PORTFOLIOS IN
                              TERM OF OFFICE(1);   PRINCIPAL OCCUPATION(S)      THE PAX WORLD
                              AND LENGTH           DURING PAST 5 YEARS AND      FUND FAMILY
                              OF TIME              OTHER DIRECTORSHIPS HELD     OVERSEEN BY
NAME, ADDRESS AND AGE         SERVED               BY DIRECTOR OR OFFICER       DIRECTOR
----------------------------- -------------------- ---------------------------- ---------------
                              Director - High      Director of Libraries,
                              Yield Fund (since    State University of New
                              1999)                York, Stony Brook, Long
                                                   Island, NY (1974-1990).
                                                   Ms. Walls also was a
                                                   member of the Boards of
                                                   Directors of UNICEF and
                                                   the International
                                                   Relations Committee of the
                                                   American Library
                                                   Association.
----------------------------- -------------------- ---------------------------- ---------------

(1) Directors of each Fund are elected each year at such Fund's Annual Meeting of Shareholders and hold office until the next Annual Meeting of Shareholders of such Fund or until a successor shall have been chosen and shall have qualified. Officers of each Fund are elected each year at such Fund's Annual Meeting of the Board of Directors and hold office until the next Annual Meeting of the Board of Directors of such Fund or until a successor shall have been chosen and shall have qualified.

(2, 3 and 4) Designates a member of the Investment Committee of the Balanced, Growth and High Yield Funds, respectively. The Investment Committee has the responsibility of overseeing a Fund's investments.

(5, 6 and 7) Designates a member of the Audit Committee of the Balanced, Growth and High Yield Funds, respectively. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Boards of Directors of the Balanced and Growth Funds have determined that their respective Funds have three "financial experts" (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) serving on their respective Audit Committees, namely Messrs. Carl H. Doerge, Jr., James M. Large, Jr. and Sanford C. Sherman; the Board of Directors of the High Yield Fund has determined that the High Yield Fund has two "financial experts" (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) serving on its Audit Committee, namely Messrs. Carl H. Doerge, Jr. and James M. Large, Jr.

(8, 9 and 10) Designates a member of the Nominating Committee of the Balanced, Growth and High Yield Funds, respectively. The Nominating Committee has the responsibility of nominating new members of a Fund's Board of Directors.

The Statement of Additional Information includes additional information about Fund Directors and is available upon request without charge by calling 800-767-1729 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time or by visiting our website at www.paxworld.com.

                    REPORT OF ERNST & YOUNG LLP, INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Directors of PAX World Balanced Fund, Inc.
PAX World Growth Fund, Inc.
PAX World High Yield Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the PAX World Balanced Fund, Inc., PAX World Growth Fund, Inc., and PAX World High Yield Fund, Inc. (the "Funds") as of December 31, 2004, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2002, were audited by other auditors whose report dated January 17, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PAX World Balanced Fund, Inc., PAX World Growth Fund, Inc., and PAX World High Yield Fund, Inc. at December 31, 2004, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
March 10, 2005

                          ACCOUNT OPTIONS AND SERVICES*

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

TYPES OF ACCOUNTS

Regular Accounts: INDIVIDUAL, BUSINESS AND TRUST ACCOUNTS ARE AVAILABLE FOR ALL PAX WORLD FUNDS.

TRADITIONAL IRA: Certain individuals can make tax-deductible contributions to this account. Taxes are paid only when funds are withdrawn, usually in retirement, when investors may be in a lower tax bracket.

ROTH IRA: Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA: This is an easy-to-maintain retirement plan designed for small businesses of up to 100 employees.

SEP IRA: This is an employer-funded retirement plan popular with small businesses and self-employed persons.

EDUCATION SAVINGS ACCOUNT & UNIFORM GIFT TO MINORS ACCOUNT (UGMA): These plans provide excellent ways to save for a child's education.

403(b)(7) PENSION PLAN: This plan is available to persons employed by non-profit organizations.


SERVICES

AUTOMATIC INVESTMENT PLAN: You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. AUTOMATIC INVESTMENT PLANS DO NOT ASSURE A PROFIT AND DO NOT PROTECT AGAINST LOSS IN DECLINING MARKETS.

VOLUNTARY WITHDRAWAL PLAN: This plan makes it possible for investors to receive a monthly check from their Pax World account. This plan requires a minimum investment of $10,000.

ONLINE ACCOUNT ACCESS: Utilizing a unique ID number and PIN, you can access your Pax World account(s) online to review your account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.paxworld.com: Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view CONNECTION - our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.


* This annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus, which contains more complete information including fees and expenses, and should be read carefully before investing. Please request a prospectus by calling (800) 767-1729, via e-mail at info@paxworld.com, or by visiting our web site at www.paxworld.com. You should consider the Funds' investment objectives, risks, and charges and expenses carefully before investing. Distributor: H.G. Wellington & Co., Inc., Member NASD/SIPC, February, 2005

PAX WORLD
ETHICAL INVESTING

PAX World
222 State Street
Portsmouth, NH 03801

[graphic] 800-767-1729
web www.paxworld.com
email info@paxworld.com

For general fund information:
[graphic]  800-767-1729

For shareholder account information:
[graphic]  800-372-7827

For broker services:
[graphic]  800-635-1404

Address all account inquiries to:
PAX World
P.O. Box 9824
Providence, RI 02940-8024

[graphic] Printed in USA on recycled paper

Item 2.  Code of Ethics.

       (a) As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

       (b) There have been no amendments, during the period covered by this report on Form N-CSR, to a provision of the Registrant's code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

       (c) The Registrant has not, during the period covered by this report on Form N-CSR, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.


Item 3.  Audit Committee Financial Expert.

       The Registrant's board of directors has determined that the Registrant has three audit committee financial experts (all of whom are independent) serving on its audit committee, namely Carl H. Doerge, Jr., James M. Large, Jr. and Sanford C. Sherman.


Item 4.  Principal Accountant Fees and Services.

       (a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements (including tax fees reported under paragraph (c), below) were $64,097 and $88,656 for fiscal years 2004 and 2003, respectively.

       (b) AUDIT-RELATED FEES. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a), above, of this Item were $0 and $0 for fiscal years 2004 and 2003, respectively - none of which were required to be approved by the audit committee of the Registrant's board of directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. There were no services rendered by the principal accountant during fiscal years 2004 and 2003 under this category.

       (c) TAX FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,500 and $9,500 for fiscal years 2004 and 2003, respectively - none of which were required to be approved by the audit committee of the Registrant's board of directors pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. The nature of the services comprising the fees disclosed under this category are: review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

       (d) ALL OTHER FEES. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c), above, of this Item, are $0 and $0 for fiscal years 2004 and 2003, respectively - none of which were required to be approved by the audit committee of the Registrant's board of directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. There were no services rendered by the principal accountant during fiscal years 2004 and 2003 under this category.

       (e) (1) The audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows: all audit and non-audit services outside the scope of the engagement letter entered into between the Registrant and the Registrant's principal accountant dated September 30, 2003 are subject to pre-approval by the audit committee of the Registrant's board of directors.

              (2)    The percentage of services  described in each of paragraphs
(b) through (d), above, of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X and the percentage of services described in each of paragraphs (b) through (d), above, of this Item that were required to be approved by the audit committee of the Registrant's board of directors pursuant to paragraph (c)(7)(ii) of Rule 20-01 of Regulation S-X were as follows:

                                                         Required to be
                        Item           Approved             Approved
                        4(b)        Not Applicable             0%
          2004          4(c)              0%                   0%
                        4(d)        Not Applicable             0%
                        4(b)        Not Applicable             0%
          2003          4(c)              0%                   0%
                        4(d)        Not Applicable             0%

       (f) Not applicable, because the percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

       (g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant are $0 and $0 for fiscal years 2004 and 2003, respectively.

       (h) The audit committee of the Registrant's board of directors has not considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence because there were no non-audit services rendered by the Registrant's principal accountant to the Registrant's investment adviser or such other entities.

Item 5.  Audit Committee of Listed Registrants

       Not applicable.


Item 6.  Schedule of Investments.

       Not applicable - The schedule is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

       Not applicable.


Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

       Not applicable.


Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

       Not applicable.


Item 10. Submission of Matters to a Vote of Security Holders.

       Not applicable - There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors that were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.


Item 11. Controls and Procedures.

       (a) It is the conclusion of the Registrant's principal executive officer and principal financial officer (or persons performing similar functions) based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the "Disclosure Controls") as of a date within 90 days of the filing date of this report on Form N-CSR, that such Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission and that the information required to be disclosed by the Registrant in this report on Form N-CSR has been accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer (or persons performing similar functions), as appropriate to allow timely decisions regarding required disclosure.

       (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

       (a)    (1)    Code  of  ethics  that  is the  subject  of the  disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

              (2) Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act 0f 1940, as amended.

              (3) Not applicable - Written solicitation to repurchase securities under Rule 23c -1 of the Investment Company Act of 1940, as amended, sent or given during the period covered by this report on Form N-CSR by or on behalf of the Registrant to 10 or more persons.

       (b) Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code, as amended.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Pax World Balanced Fund, Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Thomas W. Grant
                         -------------------------------------------------------
                           Thomas W. Grant, President

Date     March 25, 2005
    ----------------------------------------------------------------------------

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf by the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Thomas W. Grant
                         -------------------------------------------------------
                           Thomas W. Grant, President

Date     March 25, 2005
    ----------------------------------------------------------------------------

By (Signature and Title)*  /s/ Janet L. Spates
                         -------------------------------------------------------
                           Janet L. Spates, Treasurer

Date     March 25, 2005
    ----------------------------------------------------------------------------


*Print the name and title of each signing officer under his or her signature.